UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
DIGITAL TURBINE, INC.

(Name of registrant as specified in its Charter)

(Name of person(s) filing proxy statement, if other than the registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which the transaction applies:

(2)
Aggregate number of securities to which the transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 14, 2021
To Our Stockholders:
The Annual Meeting of Stockholders (our “Annual Meeting”) of Digital Turbine, Inc. (the “Company”) will be held on Tuesday, September 14, 2021, at 10:00 a.m., local time, at the Company’s headquarters located at 110 San Antonio Street, Suite 160, Austin, TX 78701, for the following purposes, as more fully described in the accompanying Proxy Statement:
1.
To elect the seven (7) director nominees named in the accompanying Proxy Statement to serve on our Board of Directors for a one-year term ending as of our annual meeting of stockholders in fiscal year 2023;

2.
To approve, in a non-binding advisory vote, the compensation of our named executive officers, commonly referred to as “Say-on-pay”;

3.
To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending March 31, 2022; and

4.
To transact such other business as may properly come before the meeting and/or any adjournment or postponement thereof.

Only stockholders of record at the close of business on July 22, 2021 are entitled to notice of and to vote at our Annual Meeting. A list of stockholders as of this date will be available during normal business hours for examination at our offices by any stockholder for any purpose relevant to our Annual Meeting for a period of ten days prior to the Annual Meeting.
All stockholders are urged to attend our Annual Meeting in person or vote by proxy. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND OUR ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT OUR ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. The proxy is revocable at any time prior to its exercise and will not affect your right to vote in person in the event you attend our Annual Meeting.
July 29, 2021	By order of the Board of Directors
Austin, Texas
/s/ William G. Stone III William G. Stone III Chief Executive Officer
Important Notice Regarding Availability of Proxy Materials for the Fiscal Year 2022
Annual Meeting of Stockholders to be Held on September 14, 2021
Our Notice of Meeting, Proxy Statement, Annual Report on Form 10-K, and Proxy Card are available on the Internet at http://www.astproxyportal.com/ast/18238

110 San Antonio Street, Suite 160
Austin, Texas 78701
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 14, 2021
INTRODUCTION
This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors of Digital Turbine, Inc. (our “Board”) for use in connection with our Annual Meeting of Stockholders to be held on Tuesday, September 14, 2021, beginning at 10:00 a.m., local time, at the Company’s headquarters located at 110 San Antonio Street, Suite 160, Austin, Texas 78701, and at any and all adjournments or postponements thereof (our “Annual Meeting”). At our Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: (i) election of the seven (7) director nominees named herein to serve on our Board of Directors for a one-year term ending as of our annual meeting of stockholders in fiscal year 2023; (ii) approval, in a non-binding advisory vote, of the compensation of our named executive officers, commonly referred to as “say-on-pay”; (iii) ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022; and (iv) the transaction of such other business as may properly come before the meeting and/or any adjournment or postponement thereof. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about August 4, 2021.
INFORMATION CONCERNING SOLICITATION AND VOTING
Board Recommendation
Our Board recommends that our stockholders vote: FOR the election of the seven (7) director nominees named herein (Proposal 1); FOR the advisory “Say-on-pay” proposal (Proposal 2); and FOR the ratification of Grant Thronton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2022 (Proposal 3).
Record Date, Outstanding Shares, and Quorum
Only holders of records of our common stock and our preferred stock at the close of business on July 22, 2021 (the “Record Date”) are entitled to notice of and to vote at our Annual Meeting and any adjournments thereof. As of the Record Date, 96,093,031 shares of our common stock and 100,000 shares of our Series A preferred stock (the “Preferred Stock”), which are convertible into 20,000 shares of common stock, were issued and outstanding.
Holders of our common stock are entitled to one vote for each share of common stock held that was issued and outstanding as of the Record Date. The Preferred Stock is entitled to vote together with the common stock as a single class (on an as-converted to common stock basis) on any matters submitted to the holders of our common stock, together with any other voting rights provided to the Preferred Stock under law or the General Corporation Law of the State of Delaware.
The presence, in person or by proxy, of stockholders holding at least a majority of our outstanding common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at our Annual Meeting. If a quorum is not present at the Annual Meeting, we expect that the meeting will be adjourned or postponed to solicit additional proxies. Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting.

How to Vote
Voting in Person
All stockholders as of the close of business on July 22, 2021 can attend the Annual Meeting. If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. You may vote at the Annual Meeting if you are a stockholder of record (your shares are directly registered in your name on our books and not held through a broker, bank or other nominee). In order to vote shares held in “street name” at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other nominee, and bring it to the meeting. Follow the instructions from your broker, bank, or other nominee included with these proxy materials, or contact your broker, bank, or other nominee to request a proxy form.
Voting by Proxy
We request that our stockholders complete, date, and sign the accompanying proxy and promptly return it in the accompanying envelope or otherwise mail it to us. All properly executed proxies that we receive prior to the vote at the Annual Meeting (that have not been revoked) will be voted in accordance with the instructions indicated on the proxies. All properly executed proxies that we receive prior to the vote at the Annual Meeting that do not provide any direction as to how to vote will be voted in accordance with the recommendations of our Board of Directors.
If your shares are held in street name, you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
Revocation of Proxies
You can revoke your proxy at any time before your shares are voted at the Annual Meeting by (i) sending a written notice of revocation to Corporate Secretary, Digital Turbine, Inc., 110 San Antonio Street, Suite 160, Austin, TX 78701, (ii) submitting by mail or the Internet another proxy dated as of a later date, or (iii) voting in person at the Annual Meeting. Merely attending the Annual Meeting will not revoke your proxy. All revocations of your proxy must be received prior to the voting of your shares at the Annual Meeting. Voting in person at the Annual Meeting will replace any previous votes submitted by proxy. If the Annual Meeting were to be postponed or adjourned, your proxy would still be valid and will be voted at the postponed or adjourned meeting. You would still be able to revoke your proxy until it was voted.
Voting Your Shares
If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit your proxy voting instructions but do not direct how to vote on each item, the persons named as proxies will vote your shares
•
FOR the director nominees named herein (Proposal 1),

•
FOR the advisory Say-on-pay proposal (Proposal 2),

•
FOR the ratification of Grant Thornton as our independent registered public accounting firm for the fiscal year ending March 31, 2022 (Proposal 3).

The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment. We have not received notice of other matters that may be properly presented for voting at the Annual Meeting.
Votes Required
The directors will be elected by a plurality of the voting power of our common stock and Preferred Stock, voting together as a single class on an as-converted to common stock basis, present in person or by proxy and entitled to vote on such matter (Proposal 1).

With respect to all other matters, the affirmative vote of a majority of our common stock and Preferred Stock, voting together as a single class on an as-converted to common stock basis, present in person or by proxy at the Annual Meeting and entitled to vote on the particular matter is required for the following remaining matters: to approve the advisory Say-on-pay proposal (Proposal 2) and to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the fiscal year ending March 31, 2022 (Proposal 3).
Withholding Your Vote, Abstentions, and Broker Non-Votes
In the election of the directors (Proposal 1), you can withhold your vote for any or all of the nominees. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. With regard to all other proposals, you can vote to “abstain.” If you vote to “abstain,” your shares will be counted as present at the meeting for purposes of determining whether a quorum exists, but for Proposals 2 and 3 such abstention will have the effect of a vote “AGAINST” the proposal.
A “broker non-vote” occurs when a broker submits a proxy without voting on one or more of the non-routine matters. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote on non-routine matters in order for them to vote your shares so that your vote can be counted on such proposals.
A broker non-vote is considered present at the meeting for purposes of determining whether a quorum exists but is not entitled to vote or counted as a vote cast on any non-routine matter presented at the Annual Meeting. The election of directors (Proposal 1) and the advisory Say-on-pay proposal (Proposal 2) are deemed non-routine matters. Consequently, absent instructions from you, your broker may not vote your shares on these proposals and broker non-votes will neither be counted toward the vote totals nor affect their outcome.
Your broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm (Proposal 3). As a result, broker non-votes will have the same effect as a vote “AGAINST” ratification of the appointment of our independent registered public accounting firm.
Proxy Solicitation
We will bear the entire cost of solicitation of proxies from our stockholders, including preparation, assembly, printing, and mailing of this Proxy Statement and the proxy card. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of our common stock or Preferred Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers, employees, or agents of our company in person or by telephone or other means of communication. No additional compensation will be paid to directors, officers, or other regular employees of ours for such services.
Householding of Proxy Materials
“Householding” is a program, approved by the Securities and Exchange Commission, which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy materials to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Other Business; Adjournments
We do not expect that any matter other than the proposals presented in this Proxy Statement will be brought before our Annual Meeting. However, if other matters are properly presented at the Annual Meeting or any adjournment, postponement, or continuation of the Annual Meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.
Adjournments may be made for the purpose of, among other things, soliciting additional proxies.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Information Concerning Current Directors and Nominees
Our Board currently has seven (7) members, all of whose terms expire at our Annual Meeting. Each incumbent director has been nominated for reelection to a term that will expire at our fiscal year 2023 annual meeting. Each of our nominees was nominated based on the assessment of our Nominating and Corporate Governance Committee (the “Governance Committee”) and our Board that each director has demonstrated:
•
an ability to make meaningful contributions to our Board;

•
relevant business experience; strong communication and analytical skills;

•
a reputation for honesty and ethical conduct;

•
excellent decision-making ability; and

•
good judgment.

Our Board consists of, and seeks to continue to include, persons whose diversity of skills, experience and background is complementary to those of our other directors.
While management presently has no knowledge that any nominee will refuse or be unable to serve as a director for the prescribed term, the accompanying proxy card grants the proxy holders the power to vote the proxy for substitute nominees in the event that any nominee becomes unavailable to serve.
The current Board members, each of whom is a nominee, are as follows:
NAME	AGE	POSITION
Robert Deutschman(1)	64	Chairman of the Board & Nominee
Roy H. Chestnutt(2)	61	Current Director & Nominee
Holly Hess Groos(3)	58	Current Director & Nominee
Mohan S. Gyani(4)	70	Current Director & Nominee
Jeffrey Karish(5)	47	Current Director & Nominee
Michelle Sterling(6)	53	Current Director & Nominee
William G. Stone III	53	Chief Executive Officer, Current Director & Nominee

(1)
Chair of Audit Committee and Member of Governance Committee

(2)
Member of Audit Committee

(3)
Member of Audit Committee

(4)
Chair of Governance Committee and Member of Compensation and Human Capital Management Committee

(5)
Chair of Compensation and Human Capital Management Committee

(6)
Member of Compensation and Human Capital Management Committee and Governance Committee

Director Nominees
Robert Deutschman.   Mr. Deutschman joined our Board in May 2013 and was appointed Chairman of the Board in December 2014. Mr. Deutschman joined Focal Point Partners LLC, an investment bank, as a Managing Director in January 2020. Prior to that time, Mr. Deutschman held various positions with the Cappello Group, Inc., a merchant bank, since 1999, serving as Vice Chairman since 2008. Prior to joining Cappello, Mr. Deutschman was a Managing Director of Saybrook Capital Corp., and a Senior Vice President at Houlihan, Lokey. Mr. Deutschman served as the Vice Chairman of the Board of Directors of Enron Creditors Recovery Corp. (formerly Enron Corp.) from 2004 to 2014, a position he assumed upon

Enron’s 2004 emergence from bankruptcy. Mr. Deutschman serves on the boards of Poseidon Resources, a private water project development company, and the RAND Center for Corporate Ethics and Governance. He previously served on the boards of MPG Office Trust Inc., a public real estate investment trust, First Bank of Beverly Hills, and the Brookfield DTLA Fund Office Trust Investor, Inc. Mr. Deutschman holds a B.A. from Haverford College, with honors, and a J.D. from Columbia University School of Law, where he was a Harlan Fiske Stone scholar. Mr. Deutschman was nominated based on the entirety of his experience and skills, although the Board noted specifically his extensive investment banking and financial experience and background in strategic advising, mergers and acquisitions and capital raising for institutions and private companies.
Roy H. Chestnutt.   Mr. Chestnutt joined our Board in June 2018. Since November 2017, Mr. Chestnutt has engaged in providing consulting services. From January 2013 to November 2017, Mr. Chestnutt served as Executive Vice President and Chief Strategy Officer of Verizon Communications Inc. (NYSE: VZ) and Verizon Nederland B.V. Mr. Chestnutt was responsible for development and implementation of Verizon’s overall corporate strategy, including business development, joint ventures, strategic investments, acquisitions and divestitures. Before being named to that position, he was Senior Vice President — Corporate Strategy, with responsibility for the formulation and execution of Verizon’s strategic plan addressing new markets, solution areas and services that capitalize on the company’s assets, capabilities and brand across all lines of business. Mr. Chestnutt joined Verizon in 2011 from Motorola Networks where he served as corporate vice president of the Americas and helped lead the successful transition of the business unit to new ownership by Nokia Siemens Networks. Previously, Mr. Chestnutt was Chairman and Chief Executive Officer of Grande Communications, a facilities-based, “triple-play” communications provider in Texas. His responsibilities included leading the transition of Grande Communications from startup to a full service, market-driven company, which resulted in the successful sale of the company. Prior to joining Grande, Mr. Chestnutt was the senior vice president of National Field Sales and General Business for Sprint-Nextel. From 2000 to 2005, he held positions at Nextel Communications as regional vice president of the Southwest in Austin and of the West in the San Francisco Bay Area. Mr. Chestnutt also has general management experience with PrimeCo Personal Communications and AirTouch Cellular. Mr. Chestnutt has been a non-executive director of Telstra, Australia’s leading telecommunications and technology company. He also served on the boards of directors of the international industry association GSMA, Saudi Telecom, Boingo, and is a former chair of the Chief Strategy Officers Group including 25 global strategists from the world’s leading wireless carriers. Mr. Chestnutt holds an MBA from the University of San Francisco, and a B.S. in Business Administration from San Jose State University. Mr. Chestnutt was nominated based on the entirety of his experience and skills, although the Board noted specifically his broad knowledge of the wireless industry and extensive industry relationships.
Jeffrey Karish.   Mr. Karish has been a member of our Board since May 2013. Mr. Karish is a member of the leadership team at the Heritage Group, a private holding and investment company with an emphasis on healthcare and medical research. Mr. Karish was the former President of Windsor Media LLC, subsequent to having served as the company’s Executive Vice President and acting General Counsel, with a focus on investing and finance which included private equity funding, early stage venture capital funding and general investment management. Previously, Mr. Karish was Head of Media Strategy and Corporate Development at Yahoo with a primary focus in strategic growth initiatives and M&A. Prior to Yahoo, he was a management consultant at McKinsey & Company and a key member of McKinsey’s West Coast Media and Technology practice. Mr. Karish was formerly a member of the Board of Banc of California. Mr. Karish holds a J.D. from Harvard University, a M. Phil. in International Relations from Cambridge University, and a B.A. in History from UC Berkeley. Mr. Karish was nominated based on the entirety of his experience and skills, although the Board noted specifically his extensive management and financial experience and background in strategic advising and mergers and acquisitions for companies.
Holly Hess Groos.   Ms. Groos joined our Board in May 2021. Ms. Groos currently serves as an external advisor for the Performance Improvement and Telecommunications practice of Bain & Company, and has served in that position since April 2020. From 1990 to March 2020, Ms. Groos served in senior financial roles within Verizon, including Senior Vice President of Business Excellence and Zero Based Budgeting of Verizon from 2018 to March 2020, Senior Vice President and Chief Financial Officer of Verizon Media (AOL and Yahoo!) from 2015 to 2018, Senior Vice President and Chief Financial Officer of Verizon Wireless from 2013 to 2015, and Senior Vice President positions as head of Operational Excellence, head of Internal Audit and Treasurer. Ms. Groos currently serves on the Board of Directors for the Council for Economic Education, the mission of which is to provide financial literacy and education to students. Mr. Groos received a Bachelor of Science (Business Administration/Accounting) from Miami University of Ohio and is a certified public accountant. The Board appointed Ms. Groos to serve as a director based on the entirety of her experience and skills, including her strategic financial leadership, business operational process experience, and extensive knowledge of the wireless technology industry.
Mohan S. Gyani.   Mr. Gyani joined our Board in January 2016. Mr. Gyani has been a private investor since 2005 and sits on the Boards of public and private companies. From 2000 to 2003, Mr. Gyani served as president and chief executive officer of AT&T Wireless Mobility Services, Inc., a telecommunications company, and as senior advisor to the chairman and chief executive officer through 2004. From 1995 to 1999, Mr. Gyani was executive vice president and chief financial officer of AirTouch Communications, Inc., a wireless telephone service provider. Upon the acquisition of AirTouch by Vodafone, Mr. Gyani served as executive director on the board of Vodafone AirTouch and as its head of strategy and M&A until July 1999. Prior to AirTouch Communications, Mr. Gyani spent 15 years with Pacific Telesis Group, Inc., parent of Pacific Bell, a telecommunications company, where he held various financial and operational positions. Mr. Gyani serves as a member of the board of directors of Synchronoss Technologies, Inc. (NASDAQ: SNCR), a provider of cloud, digital, messaging, and Internet of Things (IoT) platforms, products, and solutions. Mr. Gyani was formerly a member of the Board of Blackhawk Network Holdings, Inc. (NASDAQ: HAWK), a provider of prepaid payments products; IDEA Cellular, a wireless service provider; MUFG Union Bank, N.A and its financial holding company, MUFG Americas Holdings Corporation; and Mobileum Inc., a provider of roaming services and telco big data analytics solutions to mobile network operators in the United States and internationally. From March 2011 to July 2015, Mr. Gyani served as a director of Audience, Inc., a provider of intelligent voice and audio solutions, and as chairman from August 2011 to July 2015; from June 2007 to June 2010, he served on the board of directors of Mobile Telesystems, Inc., a cell phone operator; from March 2002 to August 2013, he served on the board of directors of Keynote Systems, Inc., a mobile and web cloud testing and monitoring company; and from October 2004 to February 2015, he served on the board of directors of Safeway, Inc., a retail food and drug company. Mr. Gyani holds a B.A. and an M.B.A. from San Francisco State University. Mr. Gyani was nominated based on the entirety of his experience and skills, although the Board noted specifically his broad knowledge of the wireless industry, extensive industry relationships, and deep experience serving on public and private company boards.
Michelle Sterling.   Ms. Sterling joined our Board in June 2019. Since 2020, Ms. Sterling has engaged in Human Resources consulting. From 1994 to 2020 Ms. Sterling served in various capacities at Qualcomm, Inc. (“Qualcomm”) (NASDAQ: QCOM) and had been Executive Vice President of Human Resources at Qualcomm since 2015. Previously, she was SVP, Human Resources at Qualcomm. Throughout her tenure with Qualcomm, Ms. Sterling supported Qualcomm’s strategies in complex transactions including joint ventures and divestitures. Ms. Sterling had direct responsibility for more than 33,000 Qualcomm employees worldwide and served as a member of Qualcomm’s executive committee. She formally served on the executive committee and board of directors of San Diego Regional Economic Development Corporation, executive committee of the Corporate Directors Forum, and previously was a board member for Girl Scouts San Diego, chair of the board of directors of Serving Seniors, vice-chair of the board of directors and chair of the advisory council of Occupational Training Services, and chair of the corporate board of directors for the San Diego Workforce Partnership. Ms. Sterling holds a B.S. in Business Management from the University of Redlands. Ms. Sterling was nominated based on the entirety of her experience and skills, although the Board noted specifically her wide-ranging technology experience, knowledge, and understanding of global organizational structures and human capital management.
William G. Stone III.   Mr. Stone became our Chief Executive Officer in October 2014 and was appointed to the Board in January 2015, prior to which Mr. Stone had served from November 2013 as President and Chief Operating Officer of the Company. From August 2012 to November 2013, Mr. Stone served as the Chief Executive Officer of the Company’s wholly owned subsidiary, Digital Turbine, Inc. Mr. Stone was previously Senior Vice President of Qualcomm Inc. and President of its subsidiary FLO TV Inc. from 2009 to 2011. Prior to Qualcomm, Mr. Stone was the CEO and President of the smartphone application storefront provider, Handango (acquired by Appia Inc.), from 2007 to 2009. Mr. Stone has extensive global experience in wireless, technology, mobile content, marketing and distribution, having held executive positions at several operators such as Verizon, Vodafone, and AirTouch. Mr. Stone has a B.A. and M.B.A. from Rice University. Mr. Stone was nominated based on his position as our Chief Executive Officer and his extensive experience in our industry.
Required Vote
Directors are elected by a “plurality” of the voting power of our common stock and Preferred Stock, voting together as a single class on an as-converted to common stock basis. Plurality means that the nominee with the largest number of votes is elected, up to the maximum number of directors to be chosen (in this case, seven (7) directors). Stockholders can either vote “FOR” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of directors. Broker non-votes also will not have any effect on the outcome of the election of the directors.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “ FOR “ EACH OF THE DIRECTOR NOMINEES.

BOARD MEETINGS AND COMMITTEES
During fiscal year 2021, our Board held ten meetings. Our Board has three separately designated committees: our Audit Committee, our Compensation and Human Capital Management Committee, and our Nominating and Corporate Governance Committee, each of which has the power to engage independent legal, financial or other advisors, as it may deem necessary, without consulting or obtaining the approval of our Board or any of our officers. Each member of these standing committees has been determined to meet the standards for director independence under the rules of the Securities and Exchange Commission (the “SEC”) and is an “independent director” as defined under NASDAQ listing standards.
During the 2021 fiscal year, each then-director attended, either in person or by electronic means, 75% or more of the aggregate of (i) the total number of meetings of our Board and (ii) the total number of meetings held by all committees of our Board on which such director served.
Committees of the Board of Directors
Committee Composition
The following table sets forth the current membership of our Audit Committee, Compensation and Human Capital Management Committee and Nominating and Corporate Governance Committee. Each committee conducts its business pursuant to a written charter approved by our Board, copies of which are available on our website at https://digitalturbine.com/ under “Company — Investors — Corporate Governance — Governance Documents.”
Audit Committee	Compensation and Human Capital Management Committee	Nominating and Corporate Governance Committee
Robert Deutschman*	Jeffrey Karish**	Mohan S. Gyani**
Roy H. Chestnutt	Mohan S. Gyani	Robert Deutschman
Holly Hess Groos	Michelle Sterling	Michelle Sterling

*
Chairman of the Board and chair of the committee.

**
Chair of the committee.

Audit Committee
The current members of our Audit Committee are Robert Deutschman (Chair), Roy H. Chestnutt and Holly Hess Groos. Christopher Rogers served on the Audit Committee until February 19, 2021, when he resigned from our Board. Ms. Groos was appointed to the Audit Committee on May 4, 2021, when she joined the Board. Mr. Karish served on the Audit Committee on an interim basis from February 24 through May 4, 2021. Our Audit Committee held five meetings during the 2021 fiscal year. The Audit Committee acts pursuant to a written charter adopted by our Board and is primarily responsible for hiring our independent auditors, approving the services performed by our independent auditors, reviewing our financial statements and other relevant financial information, overseeing our internal controls, and reviewing any related party transactions. Our Board determined that each of our Audit Committee members is “independent” pursuant to the listing rules of the NASDAQ Stock Market (“NASDAQ”) and SEC rules and regulations, and that each of Mr. Deutschman and Ms. Groos is an “audit committee financial expert” as defined by applicable SEC rules. The charter of our Audit Committee is available on our website at https://digitalturbine.com/ under “Company — Investors — Corporate Governance — Governance Documents”.
Compensation and Human Capital Management Committee
The current members of our Compensation and Human Capital Management Committee are Jeffrey Karish (Chair), Mohan S. Gyani, and Michelle Sterling. Christopher Rogers served on the Compensation and Human Capital Management Committee until February 19, 2021, when he resigned from our Board. Our Compensation and Human Capital Management Committee held eight meetings during the 2021 fiscal year, and is primarily responsible for reviewing and approving our general compensation policies and setting both the cash and non-cash compensation levels for our executive officers. Our Compensation and Human Capital Management Committee also has the authority to administer our stock incentive plan and to make stock option and other stock incentive grants under our stock incentive plan. The Compensation and Human Capital Management Committee engaged an independent compensation consultant to advise on matters including information on trends, recommendations for potential peer companies, and analyses of competitive practices and compensation for executive officers and directors.
All members of the Compensation and Human Capital Management Committee are non-employee directors and are “independent” pursuant to NASDAQ listing rules and SEC rules and regulations. The Compensation and Human Capital Management Committee acts pursuant to a written charter adopted by our Board, which is available on our website at https://digitalturbine.com/ under “Company —  Investors — Corporate Governance — Governance Documents”.
Nominating and Corporate Governance Committee
The current members of our Nominating and Corporate Governance Committee are Mohan S. Gyani (Chair), Robert Deutschman and Michelle Sterling. Ms. Sterling was appointed to the Nominating and Corporate Governance Committee on October 28, 2020. Our Nominating and Corporate Governance Committee held one meeting during the 2021 fiscal year. Our Nominating and Corporate Governance Committee annually screens and recommends to the Board qualified candidates for election or appointment to our Board, recommends the number of members of our Board, evaluates and reviews the independence of existing and prospective directors and oversees corporate governance matters. The members of the Nominating and Corporate Governance Committee are non-employee directors and are “independent” directors under NASDAQ listing rules, and SEC rules and regulations. The Nominating and Corporate Governance Committee acts pursuant to a written charter adopted by our Board, which is available on our website at https://digitalturbine.com/ under “Company — Investors — Corporate Governance — Governance Documents”.

CORPORATE GOVERNANCE
Board Leadership Structure
The roles of Chairman and Chief Executive Officer are held by different individuals. At this time, our Board believes that this structure provides an efficient and effective leadership model for our Company, facilitates efficient and open communication between our directors and management team, and helps to involve our other independent Board members in Board activities and decision making.
Role of the Board of Directors in Risk Oversight
One of the responsibilities of our Board is to review and evaluate the process used to assess major risks facing our Company and to periodically review assessments prepared by our senior management of such risks, as well as options for their mitigation. Frequent interaction between our directors and members of senior management assist in this effort. Communications between our Board and senior management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.
Our Board also plays an active role, as a whole and at the committee level, in overseeing management of our risks. Our entire Board is apprised during each fiscal year of our enterprise risk management efforts. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Our Audit Committee is responsible for overseeing the management of financial and accounting risks. Our Compensation Committee is responsible for overseeing the management of risk-taking relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, our entire Board is regularly informed through committee reports.
Code of Business and Ethical Conduct
The Board has established a corporate Code of Conduct which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934 and applies to the Company’s principal executive officer, principal financial officer, principal accounting officer and all other officers, directors, and employees. Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
compliance with applicable governmental laws, rules and regulations;

•
prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the code; and

•
accountability for adherence to the Code of Conduct.

A full text of our Corporate Governance Guidelines is published on our website at https://digitalturbine.com/ under “Company — Investors — Corporate Governance — Governance Documents.” If we amend our Code of Conduct as it applies to the principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions) or grant a waiver from any provision of the Code of Conduct to any such person, we shall disclose such amendment or waiver on our website at https://digitalturbine.com/ under “Company — Investors — Corporate Governance — Governance Documents”.
Corporate Governance Guidelines
Our Board of Directors has adopted corporate governance guidelines, which set forth a flexible framework within which our Board of Directors, assisted by Board committees, direct the affairs of our

Company. The guidelines address, among other things, the composition and functions of our board of directors, director independence, compensation of directors, succession planning for our Chief Executive Officer, board committees and selection of new directors. A full text of our Corporate Governance Guidelines is published on our website at https://digitalturbine.com/ under “Company — Investors — Corporate Governance — Governance Documents.”
We currently do not believe that a fixed retirement age or term limits for directors is appropriate.
Insider Trading Policy
Under the terms of our insider trading policy, directors, officer and employees may not trade in options, warrants, puts, calls or similar hedging instruments designed to hedge or offset any decrease in market value of our securities, may not sell our securities “short,” and may not hold our securities in margin accounts or pledge our securities except in cases where the individual seeks to pledge our securities as collateral for a loan (not including margin debt) if they can clearly demonstrate the financial capacity to repay the loan without resort to the pledged securities.
Director Independence
Our Nominating and Corporate Governance Committee annually reviews and recommends that the Board determine the independence of each director and nominee for election as a director in accordance with the independence standards set forth in NASDAQ listing rules, as approved by the SEC, and SEC rules and regulations (the “Independence Standards”). Based on the Independence Standards, a director will only qualify as an independent director if, in the opinion of our Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and otherwise satisfies the Independence Standards. Our Board has determined that each of Robert Deutschman, Roy H. Chestnutt, Holly Hess Groos, Mohan S. Gyani, Jeffrey Karish, Christopher Rogers (while he served on our Board before his resignation on February 19, 2021), and Michelle Sterling, who collectively constitute a majority of our Board, is independent.
Stockholder Nominations and Bylaw Procedures
Our Nominating and Corporate Governance Committee recommends, and our Board of Directors nominates, candidates to be submitted to the stockholders for election as directors. Our Nominating and Corporate Governance Committee and our Board of Directors considers whether non-employee director nominees are independent as defined in the corporate governance listing standards of the NASDAQ Stock Market and whether they have a prohibited conflict of interest with our business and the other factors referenced under “Proposal No. 1 — Election of Directors — Information Concerning Current Directors and Nominees”.
Our Nominating and Corporate Governance Committee and our Board of Directors considers director candidates recommended by the directors. After reviewing a potential director’s qualifications, a suitable candidate will be invited to meet with our Chairman and other directors to determine if the candidate is a good fit with the rest of our Board of Directors.
Our Nominating and Corporate Governance Committee and our Board of Directors considers director candidates recommended by stockholders who are entitled to vote for the election of directors at an annual meeting of stockholders and who comply with the advance notice procedures for director nominations set forth in our Bylaws. These procedures require that notice of the director nomination be made in writing to our Corporate Secretary. The notice must be received at our executive offices not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. In the case of an annual meeting called for a date more than 50 days prior to the anniversary date, notice must be received not later than the close of business on the 10th day following the date on which notice of the annual meeting date is first mailed to stockholders or made public, whichever occurs first. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as recommendations for other candidates. Our Bylaws require the notice of director nomination to include certain specified information regarding the nominating stockholder and the nominee.

Executive Sessions of Independent Directors
The independent members of our Board meet in executive session, without any employee directors or other members of management in attendance, after each Board meeting (unless circumstances warrant otherwise).
Stockholder Communication with Board Members
If a stockholder desires to send a communication to our Board of Directors, any individual director or the non-management directors as a group, the stockholder should send the communication to:
Digital Turbine, Inc.
100 San Antonio Street, Suite 160
Austin, Texas 78701
Attention: Chairman of the Board
Or by e-mail by visiting our website (www.digitalturbine.com), clicking on “Contact Us” and addressing the communication to the Chairman of the Board.
The Chairman of our Board of Directors will forward the communication to the other board members. If a stockholder desires to send a communication to a specific board member, the stockholder should send the communication to the above address to the attention of the specific board member.
Board Member Attendance at Annual Meetings
Our Board does not have a formal policy regarding attendance of directors at our annual stockholder meetings. Other than Mr. Stone, none of our then-elected directors attended our 2021 annual meeting of stockholders.
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction Policy
Our related party transaction policy complies with all applicable requirements of the SEC and the NASDAQ Stock Market concerning related party transactions. Related party transactions will be referred for approval or ratification to our Audit Committee. This review will cover any transaction in which we were or are to be a participant, the amount involved exceeds $120,000, and a related person had or will have a direct or indirect material interest. In determining whether to approve a related party transaction, our Audit Committee will consider, among other factors, the benefits to the Company, the availability of other sources for comparable products or services, the fairness of the proposed transaction, the direct or indirect nature of the related party’s interest in the transaction, the materiality of the transaction to the related party, the customary (or non-customary) nature of the terms of the transaction, the terms available to unrelated third parties, the appearance of an improper conflict of interests for any related party, taking into account the size of the transaction and the financial position of the related party, whether the transaction would impair an outside director’s independence, and the potential violations of other corporate policies.
If we enter into such a related party transaction that has not received approval of the Audit Committee, or a transaction that was not originally such a related party transaction but later becomes a related party transaction, the Audit Committee will review the transaction promptly and may ratify the transaction.
Since April 1, 2020, there have been no transactions that were required to be reported in this section where the related party policy and procedures did not require review, approval or ratification or where the policy and procedures were not followed.

EXECUTIVE OFFICERS
The following table sets forth certain information regarding our current executive officers who are not also members of our Board as of the date of this Proxy Statement:
NAME	AGE	POSITION
Barrett Garrison	45	Executive Vice President, Chief Financial Officer
Christine Collins	51	Chief Technology Officer
David Wesch	34	Chief Accounting Officer and Controller
Biographical information regarding Mr. Stone is set forth above under “Election of Directors (Proposal 1) — Information Concerning Current Directors and Nominees.”
Barrett Garrison.   Mr. Garrison became our Executive Vice President and Chief Financial Officer in September 2016. Prior to joining the Company, Mr. Garrison was the Chief Financial Officer of Competitor Group, Inc., a media and event company in the active lifestyle industry, from March 2014 to March 2015; the Chief Financial Officer of Netspend, a division of TSYS Company (NYSE: TSS), a leading provider of reloadable prepaid debit cards, from June 2013 to March 2014, and the Treasurer/VP of Finance from October 2008 to June 2013. Prior to his Netspend position, Mr. Garrison served in senior financial roles at Dell Financial Services, Seiko Instruments International and Austaco, Inc. Mr. Garrison holds an M.B.A. with a concentration in Finance and a B.B.A. in Finance from St. Edwards University and The University of New Mexico, Robert O. Anderson School of Management, respectively.
Christine Collins.   Ms. Collins became our Chief Technology Officer in March 2018 and brings more than 20 years of experience in technology strategy, business transformation and building and leading innovation and development operations teams. Prior to joining the Company, Ms. Collins served in multiple technology leadership roles for First Data Corporation (“FDC”), a global payment and commerce solutions provider. Her roles at FDC included the Chief Technology Officer of Global Business Solutions for North America from August 2016 to March 2018, Vice President of Digital Commerce from May 2012 to July 2016, and Vice President of IT/Operations from July 2007 to April 2012. Prior to FDC, Ms. Collins served in leadership roles where she structured the development organization for Viewpointe Company and the technology strategy for Hewlett-Packard (formerly Compaq). Ms. Collins holds a Master of Business Administration from Texas A&M University and a Bachelor of Science in Accounting from Missouri State University.
David Wesch.   Mr. Wesch has served as the Chief Accounting Officer of the Company since July 2018. Mr. Wesch is a CPA with over ten years of diversified experience, spanning public accounting and various industries, including technology, manufacturing, and oil and gas, with a primary focus on technology. Prior to serving as the Chief Accounting Officer, Mr. Wesch served as the Acting Chief Accounting Officer of the Company from June 2016 to July 2018, and served as the Accounting and SEC Financial Reporting Manager of the Company since May 2015. Prior to joining the Company, Mr. Wesch was a manager at BDO USA, LLP where he led teams of up to 10 individuals and managed audits of both large public and private companies. Since joining the Company in May 2015, Mr. Wesch has served as the Accounting & SEC Financial Reporting Manager. Mr. Wesch holds B.A. and Master’s degree in Accounting, with honors, from the McCombs School of Business at the University of Texas Austin.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
Compensation Philosophy and Objectives
We believe that a strong management team comprised of highly talented individuals in key positions is critical to our ability to deliver sustained growth and profitability, and our executive compensation program is an important tool for attracting and retaining such individuals. We also believe that our most important resource is our people. While to a certain extent we are able to exploit unique assets or proprietary technologies, we depend fundamentally on the skills, energy and dedication of our employees to drive our business. It is only through their constant efforts that we are able to innovate through the creation of new products, to maintain superior operating efficiencies, and to develop and exploit marketing channels. With this in mind, we have consistently sought to employ the most talented, accomplished and energetic people available in the industry. Therefore, we believe it is vital that our named executive officers receive an aggregate compensation package that is both highly competitive with the compensation received by similarly-situated executive officers at peer group companies, and also reflective of each individual named executive officer’s contributions to our success on both a long-term and short-term basis.
We seek to have compensation programs for our named executive officers that are intended to achieve a variety of goals, including, but not limited to:
•
attracting and retaining talented and experienced executives;

•
motivating and fairly rewarding executives whose knowledge, skills and performance are critical to our success; and

•
providing fair and competitive compensation.

Administration and Process
Our executive compensation program is administered by the Compensation and Human Capital Management Committee (the “Compensation Committee”). Historically, base salary, annual bonus structure and long-term equity compensation of our executive officers are governed by the terms of their individual employment agreements and we expect that to continue in the future. With respect to our Chief Executive Officer and Chief Financial Officer, the Compensation Committee establishes milestone performance levels for incentive bonuses that takes into account a number of factors that are designed to further our executive compensation objectives, including our performance, the compensation received by similarly-situated executive officers, and the conditions of the markets in which we operate.
In determining executive compensation for fiscal year 2021, the Compensation Committee’s goal was to reward the named executive officers for their respective responsibilities and Company-wide and individual performance. We believe that this policy is intended to assure that our compensation practices are competitive with those in the industry. Our Chief Executive Officer may also assist by making recommendations to the Compensation Committee specific to determining compensation for the other named executive officers.
Elements of Executive Officer Compensation
Overview.   The compensation packages for our senior executives have both performance-based and non-performance based elements. Total compensation paid to our executive officers is divided among three principal components. Base salary is generally fixed and does not vary based on our financial and other performance. Other components, such as annual cash bonuses and equity or equity-based awards, are variable and dependent upon our financial and market performance and individual performance. Our policy generally is to emphasize long-term equity awards over short-term cash bonuses, as the long-term awards are intended to align with goals such as Company performance and total shareholder return. In the case of equity or equity-based awards, the value is dependent upon our future stock price and, accordingly, such awards are intended to reward the named executive officers for favorable Company-wide performance and incentivize them to create additional shareholder value.

Our Compensation Committee may review total compensation to see if it generally falls in line with peer companies and may also look at overall market data. In fiscal year 2021, the Compensation Committee engaged a compensation consultant (Pearl Meyer) for background information as to general compensation levels, including base salary, annual cash incentives, and long-term equity incentive compensation, currently being offered in our industry. For further information about the compensation consultant and its services, see “Role of Compensation Consultant” directly below.
Role of Compensation Consultant.   During fiscal year 2021, the Compensation Committee engaged a professional compensation consultant, Pearl Meyer, an industry leading global human resources consulting firm, to provide advice and assist the Compensation Committee in (i) reviewing and analyzing compensation of the chief executive officer and chief financial officer and Board of Directors compensation and (ii) reviewing and analyzing market data related to such executive officers’ base salaries and total cash and direct compensation, including short-term and long-term incentive awards. Pearl Meyer reported directly to the Compensation Committee. Prior to such engagement, Pearl Meyer did not provide any services to the Company or its management other than those provided to the Compensation Committee. The Compensation Committee considered factors relevant to Pearl Meyer’s independence, such as other services provided by and fees paid to Pearl Meyer.
The Compensation Committee reviewed executive remuneration survey data provided by Pearl Meyer of primarily tech companies that experienced growth similar to the Company in 2020. In aggregate, the Company’s pay positioning was below the market 25th percentile for target total direct compensation, primarily driven by long-term incentive grant value that falls below the 25th percentile.
Base Salary.   We pay our executives a base salary pursuant to the terms of employment agreements, which are all at-will arrangements without a definite term. We believe that a competitive base salary is a necessary element of any compensation program. Base salaries are established, in part, based on the executive’s individual position, responsibility, experience, skills, historic salary levels and the executive’s performance during the prior year. We also seek over a period of years to align base compensation levels comparable to our competitors and other companies similarly situated. We do not view base salaries as primarily serving our objective of paying for performance.
The annual salary of our Chief Executive Officer William G. Stone III was $550,000 for fiscal year 2021 and was increased from $550,000 to $575,000 for fiscal year 2022 in June 2021 due to performance and to further align Mr. Stone’s base salary with the median set forth in the peer group market survey data.
The annual salary of our CFO Barrett Garrison was $350,000 for fiscal year 2021 and was increased from $350,000 to $365,000 for fiscal year 2022 in June 2021 due to performance and to further align Mr. Garrison’s base salary with the median set forth in the peer group market survey data.
Our other executive officers are Christine Collins, our Chief Technology Officer, whose annual salary was $300,000 in fiscal year 2021, and David Wesch, our Chief Accounting Officer, whose annual salary was $150,000 during fiscal year 2021.
We believe that our salary levels are sufficient to retain our existing executive officers and hire new executive officers when and as required. Our Compensation Committee may however increase base salaries of our executive officers from time to time in its discretion based on its assessment of market compensation, individual performance, retention, assuming new or additional responsibilities, and other factors our Compensation Committee deems relevant.
Performance Bonuses.   Consistent with our emphasis on pay-for-performance incentive compensation programs, our executives are eligible to receive cash incentive bonuses primarily based upon their performance during the fiscal year. Historically, for our CEO and CFO, factors given considerable weight in establishing bonus performance criteria are revenues and non-GAAP adjusted EBITDA, which is GAAP net earnings or loss excluding various cash and non-cash expenses, including: interest expense, foreign transaction gains (losses), debt financing and non-cash related expenses, debt discount and non-cash debt settlement expense, gain or loss on extinguishment of debt, income taxes, asset impairment charges, depreciation and amortization, stock-based compensation expense, change in fair value of derivatives, and fees and expenses related to acquisitions. Our Compensation Committee utilizes the adjusted EBITDA amounts publicly-reported by the Company.

Pursuant to Mr. Stone’s employment agreement, Mr. Stone is eligible to receive annual cash incentives by attainment of revenue and earnings (adjusted EBITDA) goals set by our Compensation Committee, after consultation with Mr. Stone, which will be based on a Board approved annual operating plan. The applicable goals will have three increasingly higher levels of revenue and earnings (adjusted EBITDA). The annual cash incentives for fiscal year 2021 will equal up to 37.5%, 75% or 150% of Mr. Stone’s base salary ($550,000 for fiscal year 2021) based on the level of goal achievement. The revenue and earnings (adjusted EBITDA) goals each represent 40% of the total bonus opportunity, while the remaining 20% of the bonus opportunity is in the sole discretion of the Compensation Committee based on exceptional Company performance and other factors the Committee deems appropriate. The Compensation Committee retains discretion to award a pro-rated amount of any applicable bonus based on partial achievement. For fiscal year 2021, Mr. Stone received a $737,200 performance bonus based on achievement of performance criteria as described above. Bonus amount paid was determined based on achievement of 147% of the revenue target and 200% of the adjusted EBITDA target for fiscal year 2021. The bonus amount paid also included payout of the full allowable discretionary component.
Pursuant to Mr. Garrison’s employment agreement, Mr. Garrison is eligible to receive annual cash incentives by attainment of revenue and earnings (adjusted EBITDA) goals set by our Compensation Committee, after consultation with Mr. Garrison, which will be based on a Board approved annual operating plan. The applicable goals will have three increasingly higher levels of revenue and earnings (adjusted EBITDA). The annual cash incentives will be for up to 25%, 50% or 100% of Mr. Garrison’s base salary ($350,000 for fiscal year 2021) based on the level of goal achievement. The revenue and earnings (adjusted EBITDA) goals each represent 40% of the total bonus opportunity, while the remaining 20% of the bonus opportunity is in the sole discretion of the Compensation Committee based on exceptional Company performance and other factors the Committee deems appropriate. The Compensation Committee retains discretion to award a pro-rated amount of any applicable bonus based on partial achievement. For fiscal year 2021, Mr. Garrison received a $312,700 performance bonus based on achievement of performance criteria as described above. Bonus amount paid was determined based on achievement of 147% of the revenue target and 200% of the adjusted EBITDA target for fiscal year 2021. The bonus amount paid also included payout of the full allowable discretionary component.
For both executives, if any extraordinary event occurs during the period, such as a merger or recapitalization, the Board may revise the performance goals after discussion with the executive to preserve the original incentive structure and degree of achievement. The Board revised performance goals as a result of the Company’s acquisition of Mobile Posse, Inc. on February 28, 2020.
Ms. Collins and Mr. Wesch are entitled to annual cash incentive bonuses determined in the discretion of the Compensation Committee. Generally, the Compensation Committee sets a bonus target for each such executive (for fiscal year 2021, 50% of annual base salary for Ms. Collins and 20% of annual base salary for Mr. Wesch) and considers Company-wide performance based on Company achievement of budgeted EBITDA for the fiscal year and then modifies such target percentages based on division performance of the Company division that such executive oversees, individual performance, and other factors the Compensation Committee deems relevant to such annual cash incentive determinations. For fiscal year 2021, the Compensation Committee awarded Ms. Collins and Mr. Wesch annual cash incentive bonuses of $201,000 and $51,750, respectively.
See “SUMMARY COMPENSATION TABLE” for details on bonuses earned by our named executive officers.
For fiscal year 2022, the Compensation Committee intends to utilize the same or similar criteria as described above for fiscal year 2021 in determining annual incentive compensation for our named executive officers. However, for Mr. Stone, the Compensation Committee increased the fiscal 2022 annual cash incentive attainment percentages of base salary from 37.5%, 75% and 150% of base salary to 50%, 100% and 200%, respectively, to reward performance, encourage further Company value creation, and increase retention. In addition, for Mr. Garrison, the Compensation Committee (1) increased the fiscal 2022 annual cash incentive attainment percentages of base salary from 25%, 50% and 100% of base salary to 37.5%, 75% and 150%, respectively, and (2) revised the allocation of the performance goal percentage contributions to the annual incentive bonus opportunity such that the adjusted EBITDA goal would account for 50% of the annual bonus opportunity rather than 40% and the revenue goal would account for 30% of the annual bonus opportunity rather than 40%, to reward performance, encourage further Company value creation, and increase retention.
The Compensation Committee may utilize other or different performance measures in assessing the performance of our named executive officers in determining annual incentive compensation. In addition, the Compensation Committee may increase or decrease the annual incentive target percentages of base salary and allocation of performance goal percentage contributions for the annual incentive opportunity for the named executive officers. In addition, the Compensation Committee has the discretion to award discretionary bonuses to our named executive officers in addition to the annual incentive awards programs described above or otherwise during the fiscal year based on individual performance, achievement of goals or milestones, assuming new or additional responsibilities, or other factors the Compensation Committee deems relevant.
Equity and Equity-Based Compensation.   We believe that equity or equity-based compensation are an important long-term incentive for our executive officers and other employees and generally align officer and employee interest with that of our stockholders. They are intended to further our emphasis on pay-for-performance.
Pursuant to Mr. Stone’s employment agreement, Mr. Stone is eligible to receive long term incentive (LTI) equity grants each fiscal year for a number of shares that is within the sole discretion of the Compensation Committee. Each annual LTI grant is to consist of time vesting and performance vesting restricted stock units. Time vesting LTI restricted stock units are to vest over three years after grant (extended to four years beginning with RSU grants during fiscal year 2022) and any such awards that have not vested prior to any termination of Mr. Stone’s employment shall terminate. Time vesting LTI stock option awards are to vest over four years after grant and any such awards that have not vested prior to any termination of Mr. Stone’s employment shall terminate. Performance vesting LTI stock units are to be contingent on achievement of three year revenue and adjusted EBITDA goals, based on three increasingly higher levels of attainment established by the Compensation Committee, after discussion with Mr. Stone, based on a Board approved three year operating plan. The revenue and adjusted EBITDA goals each represent 50% of the performance vesting opportunity, and the levels of attainment are 50%, 100% and 200% of the applicable revenue and adjusted EBITDA goals set by the Compensation Committee. No performance vesting awards will vest with respect to any performance goal not met at the 50% level, and vesting of performance awards will not exceed 200% for performance above the 200% level. Any performance vesting awards will be earned on the third anniversary of the grant date, based on performance attainment, provided Mr. Stone is employed through such date. Except in connection with terminations without cause or for good reason, if Mr. Stone’s employment with the Company terminates prior to the third anniversary of the applicable grant date, performance vesting units shall not vest and shall terminate immediately upon such termination of employment. Any performance vesting units shall be subject to a negative discretion clawback up to two years after the vesting date in connection with adverse financial restatements or certain actions constituting cause. During such two year period any underlying shares are subject to a lock up.
Pursuant to Mr. Garrison’s employment agreement, Mr. Garrison is eligible to receive long term incentive (LTI) equity grants each fiscal year for a number of shares that is within the sole discretion of the Compensation Committee. Each annual LTI grant is to consist of time vesting and performance vesting restricted stock units. Time vesting LTI restricted stock units are to vest over three years after grant (extended to four years beginning with RSU grants during fiscal year 2022) and any such awards that have not vested prior to any termination of Mr. Garrison’s employment shall terminate. Time vesting LTI stock option awards are to vest over four years after grant and any such awards that have not vested prior to any termination of Mr. Garrison’s employment shall terminate. Performance vesting LTI awards are to be contingent on achievement of three year revenue and adjusted EBITDA goals, based on three increasingly higher levels of attainment established by the Compensation Committee, after discussion with Mr. Garrison, based on a Board approved three year operating plan. The revenue and adjusted EBITDA goals each represent 50% of the performance vesting opportunity, and the levels of attainment are 50%, 100% and 200% of the applicable revenue and adjusted EBITDA goals set by the Compensation Committee. No performance vesting awards will vest with respect to any performance goal not met at the 50% level, and vesting of performance awards will not exceed 200% for performance above the 200% level. Any performance vesting awards will be earned on the third anniversary of the grant date, based on performance attainment, provided Mr. Garrison is employed through such date. Except in connection with terminations without cause or for good reason, if Mr. Garrison’s employment with the Company terminates prior to the third anniversary of the applicable grant date, performance vesting units shall not vest and shall terminate immediately upon such termination of employment. Any performance vesting units shall be subject to a negative discretion clawback up to two years after the vesting date in connection with adverse financial restatements or certain actions constituting cause. During such two year period any underlying shares are subject to a lock up.
For both executives, if any extraordinary event occurs during the three year period, such as a merger or recapitalization, the Board may revise the performance goals after discussion with the executive to preserve the original incentive structure and degree of achievement. The Board revised performance goals for existing performance awards as a result of the Company’s acquisition of Mobile Posse, Inc. on February 28, 2020.
During fiscal year 2021 (in June 2020), we awarded Mr. Stone and Mr. Garrison time vesting and performance vesting restricted stock units. The time-vesting restricted stock units (“RSUs”) of 37,764 shares for Mr. Stone and 15,106 shares for Mr. Garrison, respectively, vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 1, 2021), and the balance vesting proportionately each month during the remaining two years beginning on July 1, 2021 through June 1, 2023. The performance stock units (“PSUs”) with target share numbers of 37,764 shares for Mr. Stone and 15,106 shares for Mr. Garrison, respectively, become earned and vested based upon the level of satisfaction of certain revenue and adjusted EBITDA performance criteria, the results of which will be determined after the close of fiscal year 2023. The actual number of shares ultimately deliverable to Mr. Stone and Mr. Garrison under the PSUs range from 0 to 75,528 and 0 to 30,212, respectively, depending upon the extent to which the performance criteria are satisfied.
In addition, during fiscal year 2021 (during June 2020), the Compensation Committee awarded Mr. Stone and Mr. Garrison stock options to purchase 142,315 and 56,926 shares of our common stock, respectively.
For fiscal year 2021 (in April 2020), we awarded Ms. Collins and Mr. Wesch stock options to purchase 90,441 shares and 20,956 shares of our common stock, respectively.
As part of the regular annual long-term incentive grants, and consistent with their employment agreements, in June 2021 we awarded Mr. Stone and Mr. Garrison time vesting RSUs and performance vesting PSUs. The RSUs of 48,000 shares for Mr. Stone and 14,769 shares for Mr. Garrison, respectively, vest over four years, with one-fourth of the RSUs vesting on the first anniversary of the grant date (June 1, 2022), and the balance vesting proportionately each month during the remaining three years beginning on July 1, 2022 through June 1, 2025. The PSUs with target share numbers of 24,000 shares for Mr. Stone and 7,384 shares for Mr. Garrison, respectively, become earned and vested based upon the level of satisfaction of certain revenue and adjusted EBITDA performance criteria, the results of which will be determined after the close of fiscal year 2024. The actual number of shares ultimately deliverable to Mr. Stone and Mr. Garrison under the PSUs ranging from 0 to 48,000 and 0 to 14,768, respectively, depending upon the extent to which the performance criteria are satisfied. In addition, we awarded Mr. Stone and Mr. Garrison stock options to purchase 41,265 and 12,697 shares of our common stock, respectively. Such stock options vest over four years, with one-fourth vesting on the first anniversary of the grant date (June 1, 2022) and the balance vesting proportionately each month during the remaining three years beginning on July 1, 2022 through June 1, 2025.
Our Compensation Committee determined to grant a significantly higher value of awards to Mr. Stone and Mr. Garrison in June 2021 in light of the Pearl Meyer peer group market data survey.
In addition, as part of the regular annual long-term incentive grants, in April 2021 we awarded Ms. Collins and Mr. Wesch stock options to purchase 3,063 shares and 1,072 shares of our common stock, respectively.
Our Compensation Committee may from time to time grant stock options, restricted stock, restricted stock unit, performance stock, and performance stock unit equity awards to our named executive officers based on the discretion of the Compensation Committee, taking into account Company-wide performance, Company division performance, market assessment, individual performance, achievement of goals or milestones, assuming new or additional responsibilities or other factors the Compensation Committee deems relevant. In addition, the Compensation Committee may in its discretion increase or decrease the percentage attainment levels and percentage allocation of performance goals or utilize other or different performance measures with respect to the annual PSU grants based on the above factors.
We do not have any formal plan or obligation that requires us to award equity or equity-based compensation to any executive officer on specified dates. The authority to make equity or equity-based awards to our executive officers rests with our full Board, based upon recommendations made by the Compensation Committee, or by the Compensation Committee acting alone. The Compensation Committee considers the input and recommendation of our chief executive officer in setting the compensation of our other executive officers, including in the determination of appropriate levels of equity or equity-based grants.
Other Benefits and Perquisites.   Our executive officers participate in the health and dental coverage, life insurance, paid vacation and holidays, 401(k) retirement savings plans and other programs that are generally available to all of the Company’s employees.
The provision of any additional perquisites to each of the named executive officers is subject to review by the Compensation Committee. We value perquisites at their incremental cost to us in accordance with SEC regulations.
We believe that the benefits and perquisites we provide to our named executive officers are within competitive practice and customary for executives in similar positions at comparable companies. Such benefits and perquisites serve our objective of offering competitive compensation that allows us to continue to attract, retain and motivate highly talented people to these critical positions, ultimately providing a substantial benefit to our stockholders.
Stock Ownership Guidelines.   To further align our executives’ financial interests with those of our stockholders, we adopted the following minimum stock ownership guidelines:
CEO
5x annual base salary

COO
2x annual base salary

The executives have five years following initial appointment to meet the guidelines. Unvested restricted stock or restricted stock units and unvested stock options will not be considered when determining an individual’s stock ownership, and vested but unexercised stock options will be treated as equivalent to one-half a share.
CEO Pay Ratio - 2021
The fiscal year 2021 annual total compensation of our CEO was $2,297,870 (as set forth in the “SUMMARY COMPENSATION TABLE” below), the fiscal year 2021 annual total compensation of our median compensated employee was $147,625, and the ratio of these amounts is 16 to 1.
We determined our median compensated employee by using base salary, bonuses, commissions, and grant date fair value of equity awards granted to employees during the fiscal year. We applied this measure to our global employee population as of the last day of the fiscal year and annualized base salaries for permanent full-time and part-time employees that did not work the full year. For the fiscal year 2021 pay ratio calculation, we used the same median employee who was identified in fiscal year 2020 because we believe there has been no change in our employee population or employee compensation arrangements that would significantly impact our pay ratio disclosure. We calculated the median employee’s 2021 annual total compensation using the same methodology that is used to calculate our CEO’s annual total compensation in the table entitled “SUMMARY COMPENSATION TABLE.”
We excluded the employees of Triapodi Ltd. (d/b/a/ Appreciate) (approximately twelve employees), which we acquired during fiscal year ended March 31, 2021, from the 2021 pay ratio calculation.
Tax Deduction of Executive Compensation
Section 162(m) of the Internal Revenue Code (the “Code”) limits the corporate tax deduction for compensation paid to the named executive officers (along with other Section 162(m) covered employees) by publicly held companies like us to $1,000,000 each tax year. For fiscal year 2021 and later fiscal years, this limitation applies to compensation paid to or with respect to anyone who had been a named executive officer in fiscal year 2021 (or other Section 162(m) covered employee) or any later fiscal year, even if the individual is not a named executive officer (or other Section 162(m) covered employee) in the year for which deduction would be taken. As a result of amendments made to Section 162(m) by the Tax Cuts and Jobs Act of 2017, performance-based compensation is included in compensation subject to the $1 million annual deduction limitation, subject to certain exceptions for performance-based compensation granted before November 3, 2017.
Non-statutory stock options granted under our 2011 Equity Incentive Plan were intended to qualify as performance-based compensation that is exempt from the deduction limitation under Section 162(m), and we believe that our stock options granted on or before November 2, 2017, and not modified thereafter, will continue to so qualify. However, as a result of the recent tax law change, income recognized in fiscal year 2021 and later fiscal years on exercise of options granted after November 2, 2017, will not be exempt from the Section 162(m) federal tax deduction limitation.
The Company, through the Compensation Committee, intends to attempt to qualify executive compensation as tax deductible to the extent feasible and where it believes it is in our best interests and in the best interests of our stockholders. However, the Compensation Committee does not intend to permit this arbitrary tax provision to distort the effective development and execution of our compensation program. Thus, the Compensation Committee is permitted and will continue to exercise discretion in those instances in which mechanistic approaches necessary to satisfy tax law considerations could compromise the interests of our stockholders. In addition, because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible.
Compensation Risk Management
As part of its annual review of our executive compensation program, the Compensation Committee reviews with management the design and operation of our incentive compensation arrangements for senior management, including executive officers, to determine if such programs might encourage inappropriate risk-taking that could have a material adverse effect on the Company. The Compensation Committee considers, among other things, the features of the Company’s compensation program that are designed to mitigate compensation-related risk, such as the performance objectives and target levels for incentive awards (which are based on overall Company performance), and our compensation recoupment policy. The Compensation Committee also considers our internal control structure which, among other things, limits the number of persons authorized to execute material agreements and requires approval of our Board of Directors for matters outside of the ordinary course and our whistle blower program. Based upon the above, the Compensation Committee has concluded that any risks arising from the Company’s compensation plans, policies and practices are not reasonably likely to have a material adverse effect on the Company.
Impact of Shareholder Advisory Vote
At our annual meeting during fiscal year 2021, our stockholders approved, in a non-binding advisory vote, our executive compensation with 97% of the shares present, in person or by proxy, and entitled to vote thereon affirmatively giving their approval (with broker non-votes having no effect on the vote). Accordingly, we believe that this vote affirms the appropriateness of our executive compensation philosophy and policies, as currently adopted and implemented, and we intend to continue such philosophy and policies.

THE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
The information contained in this Compensation Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
July 29, 2021	Members of the Compensation Committee
Jeffrey Karish (Chairman) Mohan S. Gyani Michelle Sterling
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Compensation Committee members whose names appear on the Compensation Committee Report above were committee members during fiscal year 2021. Christopher Rogers served on the Compensation Committee during fiscal year 2021 until his resignation on February 19, 2021. No member of the Compensation Committee is or has been an executive officer of the Company or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related party transactions. None of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a director or member of the Company’s Compensation Committee during the fiscal year ended March 31, 2021.

SUMMARY COMPENSATION TABLE
The following compensation table sets forth for fiscal years 2021, 2020, and 2019 the base salary and other compensation of our (i) Chief Executive Officer, (ii) our Chief Financial Officer, (iii) our Chief Technology Officer, and (iv) our Chief Accounting Officer. We refer to these individuals, collectively, as our “named executive officers”.
Position	Fiscal Year Ended March 31,	Salary ($)	Bonus ($)	Non-Equity Incentive Plan Compensation	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
William G. Stone III(2)	2021	550,000	165,000	572,200	500,000	485,294	25,376	2,297,870
Chief Executive Officer	2020	550,000	63,300	237,800	250,000	330,924	14,073	1,446,097
	2019	500,000	—	222,700	250,000	—	7,893	980,593
Barrett Garrison(3)	2021	350,000	70,000	242,700	200,000	194,118	24,273	1,081,091
Executive Vice President	2020	335,000	38,600	144,900	162,500	165,462	13,071	859,433
and Chief Financial Officer	2019	325,000	—	144,800	150,000	—	15,402	635,202
Christine Collins(4)	2021	300,000	201,000	—	—	246,000	13,078	760,078
Chief Technology Officer	2020	300,000	150,000	—	—	228,438	11,073	689,511
	2019	275,000	125,000	—	—	100,448	10,673	511,121
David Wesch(5)	2021	150,000	51,750	—	—	57,000	5,448	264,198
Chief Accounting Officer	2020	150,000	34,500	—	—	57,110	2,784	244,394
	2019	150,000	24,000	—	—	40,179	2,097	216,276

(1)
The amounts in the “Stock Awards” and “Option Awards” columns relate to awards of stock options made under the Company’s Amended and Restated 2011 Equity Incentive Plan or 2020 Equity Incentive Plan (collectively, the “Equity Incentive Plans”). With respect to each award, the amounts disclosed generally reflect the fair value of the award as of the grant date for all awards issued in the respective fiscal year, in accordance with FASB ASC Topic 718 “Compensation-Stock Compensation.” Generally, ASC Topic 718 “Compensation-Stock Compensation” requires the full grant-date fair value of an award to be amortized and recognized as compensation cost over the service period that relates to the award. Note 4, “Summary of Significant Accounting Policies,” in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2021 sets forth the relevant assumptions used to determine the valuation of our awards.

(2)
During the fiscal year ended March 31, 2021, Mr. Stone was awarded RSUs for 37,764 shares of our common stock totaling $250,000 in grant date fair value that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 1, 2021) and the balance besting proportionately each month during the remaining two years beginning on July 1, 2021 through June 1, 2023. Also during fiscal year ended March 31, 2021, we awarded Mr. Stone PSUs for a target number of 37,764 shares of our common stock having a grant date fair value of $250,000, with the actual number of shares to be issued ranging from 0 to 75,528 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2023. We also granted Mr. Stone during fiscal year ended March 31, 2021 stock options to purchase 142,315 shares of our common stock totaling $485,294 in grant date fair value. During the fiscal year ended March 31, 2020, Mr. Stone was awarded RSUs for 33,156 shares of our common stock totaling $125,000 in grant date fair value that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 1, 2020), and with the balance vesting proportionately each month during the remaining two years beginning on July 1, 2020 through June 1, 2022. Also during fiscal year 2020, we awarded Mr. Stone PSUs for a target number of 33,156 shares of our common stock having a grant date fair value of $125,000, with the actual number of shares to be issued ranging from 0 to 66,312 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2022. On June 1, 2019 Mr. Stone was granted stock options to purchase 150,000 shares of our common stock with a grant date fair value of $330,924. During the fiscal year ended March 31, 2019, Mr. Stone was awarded RSUs for 72,674 shares of our common stock totaling $125,000 in grant date fair value that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 10, 2019), and with the balance vesting proportionately each month during the remaining two years beginning on July 10, 2019 through June 10, 2021. Also during fiscal year 2019, we awarded to Mr. Stone PSUs for a target number of 72,674 shares of our common stock having a grant date fair value of $125,000, with the actual number of shares to be issued ranging from 0 to 145,349 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2021. During the fiscal year ended March 31, 2019, Mr. Stone received a $222,700 performance bonus based on corporate and personal performance criteria. Amounts under “All Other Compensation” represent Company paid health benefits and 401K employer matching contributions.

(3)
During the fiscal year ended March 31, 2021, Mr. Garrison was awarded RSUs for 15,106 shares of our common stock totaling $100,000 in grant date fair value that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 1, 2021) and the balance vesting proportionately each month during the remaining two years beginning on July 1, 2021 through June 1, 2023. Also during fiscal year ended March 31, 2021, we awarded Mr. Garrison PSUs for a target number of 15,106 shares of our common stock having a grant date fair value of $100,000, with the actual number of shares to be issued ranging from 0 to 30,212 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2023. We also granted during fiscal year ended March 31, 2021 stock options to purchase 56,926 shares of our common stock totaling $194,118 in grant date fair value. During the fiscal year ended March 31, 2020, Mr. Garrison was awarded RSUs for 21,552 shares of our common stock totaling $81,250 in grant date fair value that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 1, 2020), and with the balance vesting proportionately each month during the remaining two years beginning on July 1, 2020 through June 1, 2022. Also during fiscal year 2020, we awarded to Mr. Garrison PSUs for a target number of 21,552 shares of our common stock having a grant date fair value of $81,250, with the actual number of shares to be issued ranging from 0 to 43,104 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2022. On June 1, 2019 Mr. Garrison was granted stock options to purchase 75,000 shares of our common stock with a grant date fair value of $165,462. During the fiscal year ended March 31, 2019, Mr. Garrison was awarded RSUs for 43,605 shares of our common stock totaling $75,000 in grant date fair value that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 10, 2019), and with the balance vesting proportionately each month during the remaining two years beginning on July 10, 2019 through June 10, 2021. Also during fiscal year 2019, we awarded to Mr. Garrison PSUs for a target number of 43,605 shares of our common stock having a value of $75,000 with the actual number of shares to be issued ranging from 0 to 87,210 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2021. During the fiscal year ended March 31, 2019, Mr. Garrison received a $144,800 performance bonus based on corporate and personal performance criteria. Amounts under “All Other compensation” represent Company paid health benefits and 401K employer matching contributions for each fiscal year.

(4)
During the fiscal year ended March 31, 2021, Ms. Collins received a $201,000 performance bonus based on corporate and personal performance criteria and was granted stock options to purchase 90,441 shares of our common stock with a grant date fair value of $246,000. During the fiscal year ended March 31, 2020, Ms. Collins received a $150,000 performance bonus based on corporate and personal performance criteria, and was granted stock options to purchase 100,000 shares of the Company’s common stock with a grant date fair value of $228,438. During the fiscal year ended March 31, 2019, Ms. Collins received a $125,000 performance bonus based on corporate and personal performance criteria, and was awarded stock options on June 7, 2018 to purchase 100,000 shares of the Company’s common stock with a grant date fair value of $100,448. Amounts under “All Other Compensation” represent Company paid health benefits and 401K employer matching contributions.

(5)
During the fiscal year ended March 31, 2021, Mr. Wesch received a $51,570 performance bonus based on corporate and personal performance criteria and was granted stock options to purchase 20,956 shares of our common stock with a grant date fair value of $57,000. During the fiscal year ended March 31, 2020, Mr. Wesch received a $34,500 performance bonus based on corporate and personal performance criteria, and was awarded stock options to purchase 25,000 shares of the Company’s common stock with a grant date fair value of $57,110. During the fiscal year ended March 31, 2019, Mr. Wesch received a $24,000 performance bonus based on corporate and personal performance criteria, and was awarded stock options to purchase 40,000 shares of the Company’s common stock with a grant date fair value of $40,179. Amounts under “All Other Compensation” represent Company paid health benefits and 401K employer matching contributions.

NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
EMPLOYMENT AGREEMENTS
Employment Agreement with William G. Stone III
CEO Employment Agreement.   On September 9, 2014, we entered into an employment agreement with Mr. Stone (the “Stone Employment Agreement”) pursuant to which Mr. Stone became the Chief Executive Officer of the Company on October 2, 2014. In connection with this employment agreement, Mr. Stone received a one-time $100,000 signing bonus. Pursuant to the Stone Employment Agreement, which has been amended as described below, Mr. Stone received a salary of $500,000 per year and was eligible for a performance bonus.
Also in connection with entering into the Stone Employment Agreement, the vesting (but not the exercise price) of the 200,000 options granted to Mr. Stone on July 8, 2014 was adjusted, and Mr. Stone was awarded stock options to purchase an additional 50,000 shares of common stock of the Company at an exercise price equal to the closing price of the Company’s common stock on September 10, 2014. All of such stock options have now vested.
CEO Employment Agreement Amendment.   On May 26, 2016, we entered into an amendment to the Stone Employment Agreement, which extended the term of the Stone Employment Agreement until March 31, 2018.
In connection with entering into the amendment on May 26, 2016, Mr. Stone was awarded stock options under the Company’s Equity Incentive Plan to purchase 100,000 shares of common stock of the Company at an exercise price equal to the closing price of the Company’s common stock on May 26, 2016. All of such stock options have now vested.
CEO Second Amendment to Employment Agreement.   On March 16, 2018, the Company entered into a second amendment to the Employment Agreement with Mr. Stone (the Second Amendment). The Second Amendment replaced the fixed term of employment, which would otherwise have expired on March 31, 2018, with an at-will arrangement without a definite term. In addition, the Second Amendment: (i) established a new incentive compensation structure for future fiscal years consisting of annual cash and long term equity incentives; (ii) provided pro-ration of certain annual cash and long term equity incentives in connection with payments for termination by the Company without cause or by Mr. Stone for good reason and changes the duration of severance payments to Mr. Stone in connection with such types of terminations following a change of control; and (iii) provided for a $100,000 signing payment to Mr. Stone.
The new bonus structure replaced the existing bonus structure commencing for the fiscal year ended March 31, 2019 and generally provides for annual cash incentives and long term equity incentives. For a description of the terms of the annual incentive and long term incentive plans, see the discussion under “Compensation Discussion and Analysis” in this Proxy Statement.
For a discussion of Mr. Stone’s severance arrangement under his employment agreement, see “Termination Provisions and Potential Payments Upon Termination or Change of Control” in this Proxy Statement.
The foregoing summaries of the Stone Employment Agreement and amendments thereto do not purport to summarize all terms and are subject to, and qualified in their entirety by, the full text of the Stone Employment Agreement and such amendments, which have been filed as exhibits to the Form 10-K for fiscal year 2021.
Employment Agreement with Barrett Garrison
On August 31, 2016, the Company entered into an employment agreement (the “Garrison Employment Agreement”) with Barrett Garrison as Executive Vice President and Chief Financial Officer with a start date of September 12, 2016.
CFO Amended Employment Agreement (the “Garrison Amended Agreement”).   On September 7, 2018, the Company entered into an amendment to the employment agreement with Mr. Garrison originally entered into on August 31, 2016. The annual salary of Mr. Garrison increased to $325,000 in connection with the Garrison Amended Agreement. The Garrison Amended Agreement replaced the fixed term of the Garrison Employment Agreement, which would otherwise expire on September 12, 2018, with an at-will arrangement without a definite term. In addition, the Garrison Amended Agreement: (i) established a new incentive compensation structure for future fiscal years consisting of annual cash and long term equity incentives; and (ii) provided pro-ration of certain annual cash and long term equity incentives in connection with payments for termination by the Company without cause or by Mr. Garrison for good reason and changes the duration of severance payments to Mr. Garrison in connection with such types of terminations following a change of control.
The new bonus structure replaced the existing bonus structure commencing for the fiscal year ended March 31, 2019 and generally provides for annual cash incentives and long term equity incentives. For a description of the terms of the annual incentive and long term incentive plans, see the discussion under “Compensation Discussion and Analysis” in this Proxy Statement.
For a discussion of Mr. Garrison’s severance arrangement under his employment agreement, see “Termination Provisions and Potential Payments Upon Termination or Change of Control” in this Proxy Statement.
Except as provided in the Garrison Amended Agreement, and for technical and conforming changes, the Garrison Employment Agreement remains unchanged. The foregoing summaries of the Garrison Amended Agreement do not purport to summarize all terms and are subject to, and qualified in their entirety by, the full text of the Garrison Employment Agreement and the Garrison Amended Agreement, which have been filed as exhibits to the Form 10-K for fiscal year 2021.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL YEAR ENDED MARCH 31, 2021
The following table sets forth certain information about plan-based awards that we made to the named executive officers during the fiscal year ended March 31, 2021.
		Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	Option Awards: Number of Shares Underlying Options (#)(1)	Exercise Price of Option Awards ($/Share)	Grant date Fair Value of Stock & Option Awards ($)(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
William G. Stone III	6/1/2020	165,000	330,000(7)	660,000	—	—	—	—	—	—	—
Chief Executive Officer	6/1/2020	—	—	—	18,882	37,764(5)	75,528	—	—	—	250,000
	6/1/2020	—	—	—	—	—	—	37,764(6)	—	—	250,000
	6/1/2020	—	—	—	—	—	—	—	142,315(2)	6.62	485,294
Barrett Garrison	6/1/2020	70,000	140,000(7)	280,000	—	—	—	—	—	—	—
Executive Vice President and	6/1/2020	—	—	—	7,553	15,106(5)	30,212	—	—	—	100,000
Chief Financial Officer	6/1/2020	—	—	—	—	—	—	15,106(6)	—	—	100,000
	6/1/2020	—	—	—	—	—	—	—	56,926(2)	6.62	194,118
Christine Collins	4/17/2020	—	—	—	—	—	—	—	90,441(3)	5.12	246,000
Chief Technology Officer
David Wesch	4/17/2020	—	—	—	—	—	—	—	20,956(4)	5.12	57,000
Chief Accounting Officer

(1)
The value of a stock option award is based on the fair market value as of the grant date of such award determined pursuant to ASC 718. The exercise price for all options granted to the named executive officers is 100% of the fair market value of the shares on the grant date. The value of equity incentive plan awards is based on the Company’s closing stock price on the grant date. Value of PSUs is tied to satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of FY2023. For PSUs, the Company has assumed an attainment of the target amount.

(2)
The options granted on June 1, 2020 will vest one-third on the first anniversary of the grant date, which is June 1, 2021. The balance vests proportionately each month thereafter over the following two years from July 1, 2021 through the third anniversary of the grant date, which is June 1, 2023. All unvested options granted will vest immediately upon a change of control of the Company.

(3)
The options granted on April 17, 2020 will vest monthly in increments of 2,512 options for 36 months and become fully vested on April 17, 2023. All unvested options granted will vest immediately upon a change of control of the Company.

(4)
The options granted on April 17, 2020 will vest monthly in increments of 582 options for 36 months and become fully vested on April 17, 2023. All unvested options granted will vest immediately upon a change of control of the Company.

(5)
The stock awards are comprised entirely of PSUs. The PSUs vest on June 1, 2023 for a number of shares based upon satisfaction of certain financial performance criteria during the three fiscal year period ended March 31, 2023.

(6)
The stock awards are comprised entirely of RSUs. One-third of the RSUs vest on the first anniversary of the grant date, which is June 1, 2021. The balance vests proportionately each month during the remaining two years beginning July 1, 2021 through June 1, 2023.

(7)
Represents the performance portion (80%) of the annual incentive plan opportunity granted during fiscal year 2021. The remaining portion of the annual incentive plan opportunity (20%) is a bonus payable in the discretion of the Compensation Committee.

OUTSTANDING EQUITY AWARDS AT MARCH 31, 2021
The following table presents information regarding outstanding options and unvested stock awards held by our named executive officers as of March 31, 2021.
	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(5) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(5) ($)
William G. Stone III(1)	6/1/2020	—	—	—	—	37,764	3,034,715	—	—
Chief Executive Officer	6/1/2020	—	—	—	—	—	—	37,764	3,034,715
	6/1/2020	—	142,315	6.62	6/1/2030	—	—	—	—
	6/1/2019	—	—	—	—	13,815	1,110,173	—	—
	6/1/2019	—	—	—	—	—	—	33,156	2,664,416
	6/1/2019	87,503	62,497	3.77	6/1/2029	—	—	—	—
	6/10/2018	—	—	—	—	6,050	486,178	—	—
	6/10/2018	—	—	—	—	—	—	72,675	5,840,163
	2/2/2017	247,500	—	0.71	2/2/2027	—	—	—	—
	5/26/2016	100,000	—	1.06	5/26/2026	—	—	—	—
	12/9/2015	175,000	—	1.43	12/9/2025	—	—	—	—
	9/10/2014	50,000	—	5.89	9/10/2024	—	—	—	—
	7/8/2014	200,000	—	4.11	7/8/2024	—	—	—	—
	11/25/2013	300,000	—	2.54	11/25/2023	—	—	—	—
Barrett Garrison(2)	6/1/2020	—	—	—	—	15,106	1,213,918	—	—
Executive Vice President and	6/1/2020	—	—	—	—	—	—	15,106	1,213,918
Chief Financial Officer	6/1/2020	—	56,926	6.62	6/1/2030
	6/1/2019	—	—	—	—	8,977	721,392	—	—
	6/1/2019	—	—	—	—	—	—	21,552	1,731,919
	6/1/2019	43,747	31,253	3.77	6/1/2029	—	—	—	—
	6/10/2018	—	—	—	—	3,639	292,430	—	—
	6/10/2018	—	—	—	—	—	—	43,605	3,504,098
	8/4/2017	100,000	—	1.09	8/4/2027	—	—	—	—
	2/2/2017	135,000	—	0.71	2/2/2027	—	—	—	—
	9/12/2016	450,000	—	1.37	9/12/2026	—	—	—	—
Christine Collins(3)	4/17/20	—	90,441	5.12	4/17/2030	—	—	—	—
Chief Technology Officer	5/21/2019	61,094	38,906	3.88	5/21/2029	—	—	—	—
	6/7/2018	74,418	5,582	1.68	6/7/2028	—	—	—	—
	3/19/2018	250,000	—	2.38	3/19/2028	—	—	—	—
David Wesch(4)	4/17/2020	—	20,956	5.12	4/17/2030	—	—	—	—
Chief Accounting Officer	5/21/2019	15,268	9,732	3.88	5/21/2029	—	—	—	—
	6/7/2018	36,663	3,337	1.68	6/7/2028	—	—	—	—
	8/4/2017	50,000	—	1.09	8/4/2027	—	—	—	—
	2/2/2017	11,675	—	0.71	2/2/2027	—	—	—	—
	1/10/2017	20,000	—	0.70	1/10/2027	—	—	—	—
	11/2/2016	25,000	—	0.65	11/2/2026	—	—	—	—

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(5) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(5) ($)
	6/9/2016	30,000	—	1.04	6/9/2026	—	—	—	—
	12/9/2015	12,250	—	1.43	12/9/2025	—	—	—	—
	8/3/2015	10,000	—	2.56	8/3/2025	—	—	—	—
	5/29/2015	25,000	—	4.18	5/29/2025	—	—	—	—

(1)
During the fiscal year ended March 31, 2021, Mr. Stone was awarded RSUs for 37,764 shares of our common stock that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 1, 2021) and the balance vesting proportionately each month during the remaining two years beginning on July 1, 2021 through June 1, 2023. Also during fiscal year ended March 31, 2021, we awarded Mr. Stone PSUs for a target number of 37,764 shares of our common stock, with the actual number of shares to be issued ranging from 0 to 75,528 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2023. We also granted Mr. Stone during fiscal year ended March 31, 2021 stock options to purchase 142,315 shares of our common stock, of which one-fourth vests on the first anniversary of the grant date (June 1, 2021) and with the balance vesting proportionately each month thereafter over the following three years from July 1, 2021 through the fourth anniversary of the grant date, which is June 1, 2024. During the fiscal year ended March 31, 2020, Mr. Stone was awarded RSUs for 33,156 shares of our common stock that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 1, 2020), and with the balance vesting proportionately each month during the remaining two years beginning on July 1, 2020 through June 1, 2022. Also during fiscal year 2020, we awarded to Mr. Stone PSUs for a target number of 33,156 shares of our common stock, with the actual number of shares to be issued ranging from 0 to 66,312 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2022. On June 1, 2019 Mr. Stone was awarded stock options to purchase up to an aggregate of 150,000 shares of our common stock with an exercise price of $3.77 per share, of which one-third vests on the first anniversary of the grant date (June 1, 2020), and the balance vesting proportionately each month thereafter over the following two years from July 1, 2020, through the third anniversary of the grant date, which is June 1, 2022. On June 10, 2018, Mr. Stone was awarded RSUs for 72,674 shares of our common stock that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date of June 10, 2019, and with the balance vesting proportionately each month during the remaining two years beginning on July 10, 2019 through June 10, 2021. On June 10, 2018, Mr. Stone was awarded PSUs for a target number of 72,674 shares of our common stock, with the actual number of shares to be issued ranging from 0 to 145,349 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2021. On February 2, 2017, Mr. Stone was granted 247,500 options with an exercise price of $0.71 per share, all of which are fully vested. In connection with entering into the amendment entered into effective May 26, 2016, Mr. Stone was granted 100,000 options with an exercise price of $1.06, all of which are fully vested. On December 9, 2015, Mr. Stone was granted 175,000 options with an exercise price of $1.43 per share, which are now fully vested. On September 10, 2014, Mr. Stone was granted 50,000 options with an exercise price of $5.89 per share, which vested over four years and all of which are now fully vested. On July 8, 2014, Mr. Stone was granted 200,000 stock options exercisable at the exercise price of $4.11, which are now fully vested. On November 25, 2013, Mr. Stone was granted 300,000 stock options exercisable at the price of $2.54 per share, which options are now fully vested. All unvested options granted will vest immediately upon a change of control of the Company.

(2)
During the fiscal year ended March 31, 2021, Mr. Garrison was awarded RSUs for 15,106 shares of our common stock that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 1, 2021) and the balance vesting proportionately each month during the remaining two years beginning on July 1, 2021 through June 1, 2023. Also during fiscal year ended March 31, 2021, we awarded Mr. Garrison PSUs for a target number of 15,106 shares of our common stock, with the actual number of shares to be issued ranging from 0 to 30,212 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2023. We also granted during fiscal year ended March 31, 2021 stock options to purchase 56,926 shares of our common stock, of which one-third vests on the first anniversary of the grant date (June 1, 2021) and with the balance vesting proportionately each month thereafter over the following two years from July 1, 2021 through the third anniversary of the grant date, which is June 1, 2023. During the fiscal year ended March 31, 2020, Mr. Garrison was awarded RSUs for 21,552 shares of our common stock that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date of June 1, 2020, and with the balance vesting proportionately each month during the remaining two years beginning on July 1, 2020 through June 1, 2022. Also during fiscal year 2020, we awarded to Mr. Garrison PSUs for a target number of 21,552 shares of our common stock, with the actual number of shares to be issued ranging from 0 to 43,104 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2022. On June 1, 2019 Mr. Garrison was awarded stock options to purchase up to an aggregate of 75,000 shares of our common stock with an exercise price of $3.77 per share, of which one-third vests on the first anniversary of the grant date, which is June 1, 2020, and the balance vest proportionately each month thereafter over the following two years from July 1, 2020, through the third anniversary of the grant date, which is June 1, 2022. On June 10, 2018, Mr. Garrison was awarded RSUs for 43,605 shares of our common stock that vest over three years, with one-third of the RSUs vesting on the first anniversary of the grant date (June 10, 2019), and with the balance vesting proportionately each month during the remaining two years beginning on July 10, 2019 through June 10, 2021. Also during fiscal year 2019, we awarded to Mr. Garrison PSUs for a target number of 43,605 shares of our common stock with the actual number of shares to be issued ranging from 0 to 87,210 based upon satisfaction of certain revenue and adjusted EBITDA performance criteria determined after the close of fiscal year 2021. On August 4, 2017, Mr. Garrison was granted 100,000 options with an exercise price of $1.09 per share, all of which are fully vested. On February 2, 2017, Mr. Garrison was granted 135,000 options with an exercise price of $0.71 per share, all of which are fully vested. In connection with Mr. Garrison’s employment agreement, on September 12, 2016 he was granted 450,000 options with an exercise price of $1.37 per share, which are now fully vested. All unvested options granted will vest immediately upon a change of control of the Company.

(3)
On April 17, 2020, Ms. Collins was granted stock options to purchase 90,441 shares of our common stock with an exercise price of $5.12 per share, of which 2,512 options will vest monthly for 36 months and become fully vested on April 17, 2023. On May 21, 2019 the Company awarded to Ms. Collins stock options to purchase up to an aggregate of 100,000 shares of our common stock with an exercise price of $3.88 per share, of which 2,777 options will vest monthly for 36 months and become fully vested on May 21, 2022. On June 7, 2018 the Company awarded to Ms. Collins stock options to purchase up to an aggregate of 100,000 shares of our common stock with an exercise price of $1.68 per share, of which 2,777 options will vest monthly for 36 months and become fully vested on June 7, 2021. On March 19, 2018 the Company awarded to Ms. Collins, pursuant to her joining the Company, stock options to purchase up to an aggregate of 250,000 shares of our common stock with an exercise price of $2.38 per share, all of which are fully vested. All unvested options granted will vest immediately upon a change of control of the Company.

(4)
On April 17, 2020, Mr. Wesch was granted stock options to purchase 20,956 shares of our common stock with an exercise price of $5.12 per share, of which 582 options will vest monthly for 36 months and become fully vested on April 17, 2023. On May 21, 2019 the Company awarded to Mr. Wesch stock options to purchase up to an aggregate of 25,000 shares of our common stock with an exercise price of $3.88 per share, of which 694 options will vest monthly for 36 months and become fully vested on May 21, 2022. On June 7, 2018 the Company awarded to Mr. Wesch stock options to purchase up to an aggregate of 40,000 shares of our common stock with an exercise price of $1.68 per share, of which 1,111 options will vest monthly for 36 months and become fully vested on June 7, 2021. On August 4,

2017, Mr. Wesch was granted 50,000 options with an exercise price of $1.09 per share, all of which are fully vested. On February 2, 2017, Mr. Wesch was granted 36,675 options with an exercise price of $0.71 per share, of which only 11,675 options remain outstanding, all of which are fully vested. On January 10, 2017, Mr. Wesch was granted 20,000 options with an exercise price of $0.70 per share, which are now fully vested. On November 2, 2016, Mr. Wesch was granted 25,000 options with an exercise price of $0.65 per share, which are now fully vested. On June 9, 2016, Mr. Wesch was granted 30,000 options with an exercise price of $1.04 per share, which are now fully vested. On December 9, 2015, Mr. Wesch was granted 12,250 options with an exercise price of $1.43 per share, which are now fully vested. On August 3, 2015, Mr. Wesch was granted 10,000 options with an exercise price of $2.56 per share, which are now fully vested. On May 29, 2015, Mr. Wesch was granted 25,000 options with an exercise price of $4.18 per share, which are now fully vested. All unvested options granted will vest immediately upon a change of control of the Company.
(5)
Value based on the closing price of our common stock as reported on the Nasdaq on March 31, 2021 of $80.36 per share.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL YEAR ENDING MARCH 31, 2021
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercises (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
William G. Stone III	—	—	43,569	1,246,842
Chief Executive Officer
Barrett Garrison	—	—	27,107	768,848
Executive Vice President and Chief Financial Officer
Christine Collins	—	—	—	—
Chief Technology Officer
David Wesch	25,000	2,257,000	—	—
Chief Accounting Officer

(1)
The value realized upon exercise of options is calculated by multiplying the number of options exercised by the difference between closing price of our common stock on the exercise date and the exercise price.

(2)
The value realized upon vesting of restricted stock and RSUs is calculated by multiplying the number of shares of restricted stock and RSUs vested by the closing price of our common stock on the vesting date and does not necessarily reflect actual proceeds received.

TERMINATION PROVISIONS AND POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
The section below provides information concerning the amount of compensation payable to our named executive officers in the event of termination of such executive’s employment, including certain estimates of the amounts that would have been paid on certain dates under what we believe to be reasonable assumptions. However, the actual amounts to be paid out can only be determined at the time of such executive’s termination.
Payments Made Upon Termination Generally
Regardless of the manner in which any of our employees (including any of our executive officers) is terminated, the employee would be entitled to receive certain amounts due during such employee’s term of employment. Such amounts would include (“accrued compensation”):
•
Any earned but unpaid salary payable on the date of termination;

•
accrued but unpaid bonus for a previously completed yearly measurement period;

•
reimbursement for any properly incurred unreimbursed business expenses;

•
any vested benefits the executive may have under the Company’s benefit plans; and

•
unpaid, accrued and unused personal time off through the date of termination.

In addition, an executive officer would retain the following rights:
•
any existing rights to indemnification for prior acts through the date of termination; and

•
any options and equity awarded pursuant to our Equity Incentive Plans to the extent provided in that plan and the grant or award.

Messrs. Stone and Garrison.   As noted above under “Employment Agreements,” as of fiscal year ended March 31, 2021, each of Messrs. Stone and Garrison had an employment agreement with the Company. In addition to any payments that would be made upon termination noted above, these agreements provide for the additional benefits upon certain terminations as described below.
Payments Made Upon Termination by Us Without Cause or by the Officer for Good Reason
If we terminate Messrs. Stone’s or Garrison’s employment without cause, or if the officer terminates his employment for good reason, in addition to the accrued compensation described above, he would receive the following termination benefits through the first anniversary of the termination date (provided that if such termination event occurs within 12 months of a change in control of the Company, then such termination benefit period will be extended to 18 months):
(i)
continuation of his salary at the rate then in effect; and

(ii)
continuation of any executive health and group health plan benefits to the extent authorized by and consistent with 29 U.S.C. § 1161 et seq. (commonly known as “COBRA”), subject to payment of premiums by the Company to the extent that the Company was covering such premiums as of the termination date (if permitted by law without violation of applicable discrimination rules, or, if not, the equivalent after-tax value payable as additional severance at the same time such premiums are otherwise payable); and

(iii)
a pro-rata portion of the annual incentive bonus applicable to the fiscal year in which the termination occurs based on the percentage completion of such fiscal year and the degree of attainment of the applicable performance goals as of the termination date, as reasonably determined by the Compensation Committee applying the applicable contract standards and paid at the same time as a bonus would otherwise be payable under the contract;

(iv)
acceleration of vesting of the options amended and/or granted under the contract on a pro-rata basis as if the vesting schedule had been monthly rather than annual, advanced to the next month; and

(v)
acceleration of vesting of PSUs for a pro-rata portion of the target numbers of shares based upon the number of months from date of grant divided by 36.

The Company’s liability for salary continuation pursuant to clause (i) above will not be reduced by the amount of any severance pay paid to the executive pursuant to any severance pay plan or stay bonus plan.
In order to receive such severance, the officer must execute a release of all claims and comply with the remaining confidentiality and non-solicitation provisions of his employment agreement.
“Good reason” means (i) breach by the Company of the insurance or indemnification provisions in the employment or any indemnification agreement or failure of the Company to pay any amounts or options when due under the terms and conditions thereunder, after a 30 day cure period; (ii) the officer is not reporting directly to the Board of Directors (or the CEO in the case of the CFO), subject to a 30 day cure period, unless the sole reason for such failure to report to the Board of Directors is that a change of control occurred and as a result the officer’s reporting structure in the buyer’s organization puts him at effectively the same or higher level of overall responsibility and authority (comparing the positions in each organization) as was the case immediately prior to such change of control, as reasonably determined by the Board of Directors prior to such change of control; or (iii) material diminution in the officer’s position, duties, authority or responsibility, without cause, subject to a 30 day cure period.
The term “cause” means (i) any act committed against the Company which involves fraud, willful misconduct, gross negligence or refusal to comply with the reasonable, legal and clear written instruction given by the Board; or (ii) the conviction of, or indictment (or procedural equivalent, or guilty plea or plea of nolo contender) for (A) a felony or (B) any misdemeanor involving moral turpitude where the circumstances reasonably would have a negative impact on the Company, deceit, dishonesty or fraud; or (iii) material breach of the employment agreement; provided, however, that in each case the officer will have 15 days to cure such conduct, unless such conduct is not reasonably curable.
If Mr. Stone or Mr. Garrison employment had been terminated without cause or terminated for good reason on March 31, 2021, then pursuant to the terms of their employment agreements, they would have received the following post-termination payments:
Name	Base Salary ($)(1)	Annual Bonus ($)(2)	Health Plan Payments ($)(3)	Accelerated Vesting of Options/ Restricted Stock(4)(5) ($)
William G. Stone III	550,000	737,200	16,139	8,627,932
Chief Executive Officer
Barrett Garrison	350,000	312,700	15,889	5,063,350
Executive Vice President, Chief Financial Officer

(1)
Mr. Stone and Mr. Garrison’s payment is based on salary paid from April 1, 2020 until March 31, 2021 because that was the salary in effect as of March 31, 2021. Such salary would be paid during the period starting on the termination date and ending on the first anniversary of the termination date.

(2)
For the fiscal period ended March 31, 2021, Mr. Stone and Mr. Garrison received a $737,200 and $312,700, respectively, annual incentive bonus based on corporate and personal performance criteria.

(3)
For Mr. Stone and Mr. Garrison, based on monthly payments through March 31, 2021 of $1,345 and $1,324, respectively.

(4)
Because all stock options awarded or granted under their employment agreements are already fully vested, neither Mr. Stone nor Mr. Garrison would receive any value associated with accelerating the vesting of such stock options upon a termination without cause or for good reason.

(5)
With respect to RSUs for both Mr. Stone and Mr. Garrison, all unvested RSUs will terminate upon termination. With respect to PSUs for both Mr. Stone and Mr. Garrison, upon termination, acceleration of vesting of such number of PSUs that have been granted but which are then unvested, determined, for each then outstanding granted but unvested grant, by multiplying the PSUs that executive would receive at each applicable “Target” level of performance, by a fraction, the numerator of which is the number of calendar months elapsed from the grant date of the applicable grant of PSUs through the termination date, and the denominator of which is 36 months. Total payout of PSUs upon termination of employment for Mr. Stone and Mr. Garrison would amount to $8,627,932 and $5,063,350, respectively.
Upon the termination of Ms. Collins or Mr. Wesch’s employment by us or them for any reason, the Company would have no further obligation to them other than payment of accrued compensation, as described above.
Payments Made upon Termination by Us Without Cause or by the Officer for Good Reason in connection with a Change of Control
Under the terms of our Equity Incentive Plans, in the event of a change of control of the Company (as defined in the Equity Incentive Plans), all equity awards granted under our Equity Incentive Plans would become automatically fully vested. If we terminate Messrs. Stone’s or Garrison’s employment without cause, or if the officer terminates his employment for good reason, in connection with or within twelve (12) months of a change in control of the Company, in addition to such automatic acceleration of vesting, the executive would receive the benefits described above under “— Payments Made Upon Termination by Us Without Cause or by the Officer for Good Reason.” The below chart reflects the payments and benefits with such a termination as of March 31, 2021, in connection with a change in control.
Name	Base Salary ($)(1)	Annual Bonus ($)(2)	Health Plan Payments ($)(3)	Accelerated Vesting of Options/ Restricted Stock(4)(5)(6) ($)
William G. Stone III	825,000	737,200	24,208	31,451,314
Chief Executive Officer
Barrett Garrison	525,000	312,700	23,833	15,269,065
Executive Vice President, Chief Financial Officer
Christine Collins	—	—	—	10,219,503
Chief Technology Officer
David Wesch	—	—	—	2,583,588
Chief Accounting Officer

(1)
Mr. Stone and Mr. Garrison’s payment is based on salary paid from April 1, 2020 until March 31, 2021, because that was the salary in effect as of March 31, 2021. Such salary would be paid during the 18 month period following the termination date.

(2)
For the fiscal period ended March 31, 2021, Mr. Stone and Mr. Garrison received a $737,200 and $312,700, respectively, annual incentive bonus based on corporate and personal performance criteria.

(3)
For Mr. Stone and Mr. Garrison, based on monthly payments through March 31, 2021 of $1,345 and $1,324, respectively.

(4)
For Mr. Stone, the amount is based on the difference between the exercise price of unvested options outstanding as of March 31, 2021 ($3.77 per share with respect to 62,497 options and $6.62 per share with respect to 142,315 options), and in each case the closing stock price on March 31, 2021 of $80.36 per share. For Mr. Garrison, the amount is based on the difference between the exercise price of unvested options outstanding as of March 31, 2021 ($3.77 per share with respect to 31,253 options and $6.62 per share with respect to 56,926 options), and in each case the closing stock price on March 31, 2020 of $80.36 per share.

(5)
All unvested RSUs and PSUs for both Mr. Stone and Mr. Garrison will fully vest upon a change of control. Accordingly, the value of the RSUs and PSUs based on the closing stock price on March 31, 2021 of $80.36 per share is included in these amounts. Total payout of RSUs and PSUs for Mr. Stone and Mr. Garrison would amount to $16,170,361 and $8,677,675, respectively.

(6)
Following a change of control as of March 31, 2021, the unvested stock option grants made to Ms. Collins and to Mr. Wesch would have vested. We estimate that an acceleration under these conditions would have resulted in $10,219,503 and $2,583,588 for Ms. Collins and Mr. Wesch, respectively, based on the difference between the exercise price of such options and the closing stock price on March 31, 2021 of $80.36.

Payments Made Upon Termination by Us for Cause, by the Officer Without Good Reason, or by Disability or Death
Upon the disability or death of either Mr. Stone or Mr. Garrison or the termination by us for cause or termination by them without good reason, the Company would have no further obligation to them other than payment of their accrued compensation, as described above. If either officer became disabled so that he were unable to perform the essential functions of his existing position with or without reasonable accommodation, the Board may remove him from any responsibilities and/or reassign him to another position during the period of such disability, and he would continue to receive his full salary and benefits for a period of time equal to 12 months. Based on medical insurance premiums as of March 31, 2021, we estimate that the approximate value of the continued medical benefit payments would have been $16,139 and $15,889 for Mr. Stone and Mr. Garrison, respectively. If the disability were to continue beyond the 12 month period, then the officer’s employment may be terminated by reason of disability at any time thereafter. “Disability” means a written determination, as certified by at least two duly licensed and qualified physicians, one of which is approved by the Board and one of which is approved by the officer (or the officer’s legal representative), that he suffers from a physical or mental impairment that renders him unable to perform his regular personal duties under his respective employment agreement and that such impairment can reasonably be expected to continue for a period of three consecutive months or for shorter periods aggregating 90 days in any 12 month period.
Upon the disability or death of Ms. Collins or Mr. Wesch, the Company would have no further obligation to them other than payment of their accrued compensation, as described above.

DIRECTOR COMPENSATION
The following table presents information regarding compensation paid to our directors during the fiscal year ended March 31, 2021. For compensation paid to William Stone III, see “Summary Compensation Table” above.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Robert Deutschman(2)	87,250	147,250	234,500
Roy Chestnutt(3)	55,000	95,000	150,000
Holly Hess Groos(4)	—	—	—
Mohan S. Gyani(5)	57,375	97,375	154,750
Jeffrey Karish(6)	55,750	95,750	151,500
Christopher Rogers(7)	28,938	48,938	77,876
Michelle Sterling(8)	52,875	92,875	145,750

(1)
The amounts in the “Stock Awards” column reflect the aggregate grant date fair value of each restricted stock award that was granted during the respective fiscal year, computed in accordance with FASB ASC Topic 718 “Compensation-Stock Compensation”. Note 4, “Summary of Significant Accounting Policies,” in the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2021 sets forth the relevant assumptions used to determine the valuation of our stock option awards.

(2)
Mr. Deutschman is the Chairman of the Board, Chair of the Audit Committee, and a member of the Nominating and Corporate Governance Committee. During the fiscal ended March 31, 2021, Mr. Deutschman received quarterly cash payments totaling $87,250 and was granted a total of 10,609 shares of restricted common stock on July 31, 2020, of which 5,305 shares remained unvested as of March 31, 2021.

(3)
Mr. Chestnutt is a director of the Company and a member of the Audit Committee. During the fiscal year ended March 31, 2021, Mr. Chestnutt received quarterly cash payments totaling $55,000 and was granted 6,844 shares of restricted common stock on July 31, 2020, of which 3,422 shares remained unvested as of March 31, 2021.

(4)
Ms. Groos joined the Board of Directors on May 4, 2021 and therefore received no director compensation during the fiscal year ended March 31, 2021. Ms. Groos is a member of the Audit Committee.

(5)
Mr. Gyani is a director of the Company, Chairman of the Nominating and Corporate Governance Committee, and a member of the Compensation and Human Capital Management Committee. During the fiscal year ended March 31, 2021, Mr. Gyani received quarterly cash payments totaling $57,375 and was granted 7,015 shares of restricted common stock on July 31, 2020, of which 3,508 shares remained unvested as of March 31, 2021.

(6)
Mr. Karish is a director of the Company and Chairman of the Compensation and Human Capital Management Committee. During the fiscal year ended March 31, 2021, Mr. Karish received quarterly cash payments totaling $55,750 and was granted 6,898 shares of restricted common stock on July 31, 2020, of which 3,449 shares remained unvested as of March 31, 2021.

(7)
Mr. Rogers was a director of the Company and a member of the Audit Committee and the Compensation and Human Capital Management Committee. Mr. Rogers resigned from the Board of Directors on February 19, 2021. During the fiscal year ended March 31, 2021, Mr. Rogers received quarterly cash payments totaling $55,750 and was granted 7,052 shares of restricted common stock, 3,526 shares of which had vested as of the date of his resignation and the remaining 3,526 unvested shares were forfeited as a result of his resignation.

(8)
Ms. Sterling is a director of the Company and a member of the Compensation and Human Capital Management Committee and Nominating and Corporate Governance Committee. During the fiscal year ended March 31, 2021, Ms. Sterling received quarterly cash payments totaling $52,875 and was granted 6,691 shares of restricted common stock on July 31, 2020, of which 3,346 shares remained unvested as of March 31, 2021.
NARRATIVE TO DIRECTOR COMPENSATION TABLE
Prior to the changes noted below, the Company’s compensation program for non-employee directors was as follows:
Annual retainers:	Chair	Member
Board of Directors	$60,000	$40,000
Audit Committee	$20,000	$10,000
Compensation Committee	$7,500	$3,750
Governance Committee	$5,000	$2,500
Annual equity grants:
Restricted stock value	$90,000	$60,000
In May 2020, the Board approved increases to director compensation based upon market data provided by Pearl Meyer, an independent compensation consultant. As a result, beginning in May 2020, director compensation was as follows:
Annual retainers:	Chair	Member
Board of Directors	$75,000	$50,000
Audit Committee	$20,000	$10,000
Compensation Committee	$11,500	$5,750
Governance Committee	$9,000	$4,500
Annual equity grants:
Restricted stock value	$135,000	$90,000
In June 2021, the Board approved increases to director compensation based upon market data provided by Pearl Meyer, an independent compensation consultant. As a result, beginning in June 2021, director compensation is as follows:
Annual retainers:	Chair	Member
Board of Directors	$75,000	$50,000
Audit Committee	$20,000	$10,000
Compensation Committee	$14,000	$6,000
Governance Committee	$9,000	$4,500
Annual equity grants:
Restricted stock value	$275,000	$185,000
If a new director is appointed during the fiscal year (i.e., not at the annual stockholders meeting), the new director will receive a pro rata portion of the director compensation described above for the remainder of such director’s service until the next annual stockholders meeting.
The Board annual retainer is paid in cash in four equal quarterly installments. The Committee retainers are paid 50% in cash (in four equal quarterly installments) and 50% in restricted stock (vesting over four quarters). The annual restricted stock grants vest over four quarters.
Stock Ownership Guidelines
Non-employee director compensation for a new director is granted under the Board Member Equity Ownership and Retention Policy (the “Policy”). The Policy, which is administered by the Compensation and Human Capital Management Committee and can be amended by such Committee, requires the following minimum stock ownership guideline. Unvested restricted stock or restricted stock units and unvested stock options will not be considered when determining an individual’s stock ownership, and vested but unexercised stock options will be treated as equivalent to one-half a share. Failure to meet or show sustained progress toward meeting the ownership requirements of the Policy may result in reduction in future long-term incentive grants and/or the requirement to retain all stock obtained through the vesting or exercise of equity awards.
Non-employee directors
3x annual cash retainer

CEO
5x annual base salary

COO
2x annual base salary

Each person has five years following initial election or appointment to meet the guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS
As of July 22, 2021 (the record date for the Annual Meeting), there were 96,093,091 shares of our common stock and 100,000 shares of Preferred Stock outstanding. The Preferred Stock is convertible into 20,000 shares of common stock and votes together with the common stock as a single class (on an as-converted basis). The following table presents information regarding the beneficial ownership of our common stock and Preferred Stock as of such date by:
•
Each person who beneficially owns more than five percent (5%) of the outstanding shares of our common stock;

•
Each director;

•
Each named executive officer; and

•
All current directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Common Stock
	Number of Shares(2)	Percentage of Class
FMR LLC(3)	9,616,335	10.0%
245 Summer Street
Boston, MA 02210
Blackrock, Inc.(4)	6,257,011	6.5%
55 East 52nd Street
New York, NY 10055
The Vanguard Group(5)	6,073,744	6.3%
100 Vanguard Blvd.
Malvern, PA 19355
Tennor Holding B.V.(6)	5,757,299	6.0%
Schiphol Boulevard 127, G4.08
1118 BG Schiphol, The Netherlands
Venrock Management VI, LLC(7)	4,785,160	5.0%
3340 Hillview Avenue
Palo Alto, CA 94304
William Stone III(8)	2,265,462	2.3%
Robert Deutschman(9)	718,799	*
Jeffrey Karish	308,600	*
Mohan S. Gyani(10)	448,925	*
Roy H. Chestnutt	104,056	*
Michelle Sterling	32,530	*
Barrett Garrison(11)	1,055,838	1.1%
Christine Collins(12)	447,708	*
David Wesch(13)	234,235	*
All Directors and Executive Officers as a Group (10 individuals)(14)	5,551,077	5.6%

*
Less than 1%

(1)
Except as otherwise indicated, the address of each of the persons listed above is c/o Digital Turbine, Inc., 110 San Antonio Street, Suite 160, Austin, TX 78701.

(2)
Pursuant to Item 403 of Regulation S-K, the number of shares listed for each individual reflects their beneficial ownership except as otherwise noted. For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group has the right to acquire within 60 days after July 22, 2021, however, such shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Except as specifically indicated in the footnotes to this table, the persons named in this table have sole vote and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.
(3)
Based solely on the Amendment No. 1 to Schedule 13G filed by FMR LLC with the SEC on February 8, 2021. FMR LLC noted that it has sole power to dispose or direct the disposition of 9,616,335 shares and the sole power to vote or direct the vote of 965,064 shares. FMR LLC also noted that neither FMR LLC nor Abigail P. Johnson, a director, the Chairman and CEO of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act of 1940 (the “Fidelity Funds”) advised by Fidelity Management & Research Company LLC (“FMR Co. LLC”), a wholly-owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. FMR Co. LLC carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees.

(4)
Based solely on an Amendment No. 1 to Schedule 13G filed with the SEC on January 29, 2021. According to such Amendment No. 1 to Schedule 13G, Blackrock, Inc. has sole dispositive power over 6,257,011 shares and sole voting power over 6,152,182 shares.

(5)
Based solely on a Schedule 13G filed with the SEC on February 10, 2021. According to such Schedule 13G, The Vanguard Group has sole power to vote or direct the disposition of 5,823,637 shares, shared power to vote or direct the disposition of 250,107 shares, and shared power to vote or direct the vote of 191,155 shares.

(6)
We issued such shares to Tennor Holding B.V. in connection with our previously-announced acquisition of Fyber N.V.

(7)
Based solely on a Schedule 13G filed with the SEC on March 12, 2015, by Venrock Management VI, LLC (“VM-VI”), Venrock Partners Management VI, LLC (“VPM-VI”), Venrock Associates VI, L.P. (“VA-VI”), and Venrock Partners VI, L.P. (“VP-VI”). Of such shares, 4,436,799 shares are owned by VA-VI and 348,361 shares are owned by VP-VI. VM-VI, VPM-VI, VA-VI and VP-VI share voting and dispositive power with respect to all 4,785,160 shares. VM-VI is the general partner of VA-VI, and VPM-VI is the general partner of VP-VI.

(8)
Includes 1,229,473 shares issuable upon exercise of stock options that are presently exercisable or exercisable within 60 days of July 22, 2021. Mr. Stone has pledged 354,832 shares pursuant to a commercial loan arrangement.

(9)
Mr. Deutschman has entered into a commercial loan arrangement which is secured by all of his assets, including 476,630 shares of our common stock.

(10)
Includes 75,000 shares issuable upon the exercise of stock options that are presently exercisable or exercisable within 60 days of July 22, 2021.

(11)
Includes 760,169 shares issuable upon the exercise of stock options that are presently exercisable or exercisable within 60 days of July 22, 2021.

(12)
Includes 447,408 shares issuable upon the exercise of stock options that are presently exercisable or exercisable within 60 days of July 22, 2021.

(13)
Includes 234,235 shares issuable upon the exercise of stock options that are presently exercisable or exercisable within 60 days of July 22, 2021.

(14)
Includes shares issuable upon the exercise of stock options that are exercisable within 60 days of July 22, 2021, as follows: Mr. Stone, 1,229,473 shares; Mr. Gyani, 75,000 shares; Mr. Garrison, 760,169 shares; Ms. Collins, 447,408; and Mr. Wesch, 234,235 shares.

PROPOSAL NO. 2
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
We are required to permit a separate non-binding stockholder vote to approve the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the compensation tables and narrative discussion). This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather to provide stockholders with an opportunity to make an advisory vote with respect to the overall compensation of our named executive officers and our compensation practices. Our stockholders are provided the opportunity to make this advisory vote on executive compensation at each annual meeting.
This proposal, commonly known as a “Say-on-pay,” permits stockholders to endorse or not endorse our executive compensation through the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the compensation tables and narrative discussion).”
Because the stockholders’ vote is advisory, it will not be binding on the Board. However, the Board’s Compensation and Human Capital Management Committee will take into account the outcome of the vote when considering future executive compensation arrangements.
THE BOARD OF DIRECTORS RECOMMENDS AN ADVISORY VOTE “ FOR “ PROPOSAL 2.

PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022
Our Audit Committee has appointed Grant Thornton LLP to audit our accounts for the fiscal year ending March 31, 2022. Such firm, which has served as our independent registered public accounting firm for the audit of fiscal year 2021, has reported to us that none of its members has any direct financial interest or material indirect financial interest in our Company.
A proposal will be presented at the Annual Meeting to ratify the Audit Committee’s appointment of Grant Thornton as our independent registered public accounting firm. Although stockholder ratification of the Audit Committee’s action in this respect is not required, our Board considers it desirable for stockholders to pass upon such appointment.
A representative of Grant Thornton is expected to attend the Annual Meeting and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.
Aggregate fees for professional services rendered to us by Grant Thornton LLP, our independent registered public accounting firm engaged to provide the audit for the fiscal year ended March 31, 2021, were:
	Year Ended March 31, 2021	Year Ended March 31, 2020
Audit fees(1)	$1,427,500	$—
Audit related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	—	—
Total	$1,427,500	$—
Policy on Pre-approval of Audit and Permissible Non-audit Services of Independent Auditors
Consistent with the SEC policies regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, our Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor. Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of the following four categories of services to the Audit Committee for approval:
1.
Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.
Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.
Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.
Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.
The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
Our Audit Committee pre-approved the retention of our independent registered public accounting firm for all audit and audit-related services during fiscal years 2021 and 2020.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2022.

CHANGES IN OUR CERTIFYING ACCOUNTANT
On March 1, 2021, the Company, due to our ongoing growth and development, decided to dismiss SingerLewak LLP (“SingerLewak”) as our independent registered public accounting firm. Our Audit Committee authorized the dismissal. The reports of SingerLewak on our consolidated financial statements for the fiscal years ended March 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years and the subsequent interim period through March 1, 2021, there were (1) no disagreements with SingerLewak on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SingerLewak, would have caused SingerLewak to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.
We furnished SingerLewak with a copy of this disclosure and provided SingerLewak with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. SingerLewak provided a letter stating it agreed with such statements. A copy of SingerLewak’s letter to the SEC is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on March 5, 2021.
On March 1, 2021, the Company engaged Grant Thornton LLP (“Grant Thornton”) as its new independent registered public accounting firm beginning with the fiscal year ending March 31, 2021. The change in our independent registered public accounting firm was approved by our Audit Committee. During our fiscal years ended March 31, 2020 and 2019 and the subsequent interim period through March 1, 2021, neither the Company nor anyone on our behalf consulted with Grant Thornton regarding any matter that:
(i)
Involved the application of accounting principles to a specific transaction, either completed or proposed; or

(ii)
The type of audit opinion that might be rendered on our financial statements, in each case where:

(a)
a written report was provided; or

(b)
oral advice was provided that Grant Thornton concluded was an important factor considered by us in reaching a decision as to an accounting, auditing, or financial reporting issue; or

(iii)
Any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as the term is defined in Item 304(a)(1)(v) of Regulation S-K.

REPORT OF AUDIT COMMITTEE
The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).
We meet with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of the Company’s financial reporting. We discuss these matters with the Company’s independent registered public accounting firm and with appropriate financial personnel. We periodically (at least quarterly) meet privately with both the independent registered public accounting firm and the Company’s financial personnel, each of which has unrestricted access to us. We also appoint the independent registered public accounting firm and review its performance and independence from management.
Management is responsible for the financial reporting process, including the system of internal controls, and the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing those financial statements and internal controls. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We rely on, without independent verification, the information provided to us and on the representations made by management and the independent registered public accounting firm.
In this context, we held five meetings during fiscal year 2021. The meetings were designed, among other things, to facilitate and encourage communication among us, management, the internal accountants and the Company’s independent registered public accounting firm for fiscal year 2021, Grant Thornton LLP (“Grant Thornton”) and, prior to their appointment, SingerLewak LLP (“SingerLewak”). We discussed with Grant Thornton the overall scope and plans for their audit. We also met with Grant Thornton and, prior to their appointment, SingerLewak, with and without management present, to discuss the results of their audit and quarterly reviews and the Company’s internal controls. We reviewed and discussed the audited consolidated financial statements for the fiscal year ended March 31, 2021 with management and with Grant Thornton.
We also discussed with Grant Thornton the audited financial statements for fiscal year ended March 31, 2021, and matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, the conduct of the audit of the Company’s consolidated financial statements, and the matters required to be discussed with the Audit Committee by applicable auditing standards of the Public Company Accounting Oversight Board.
We have received the written disclosures and the letter from Grant Thornton required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with us concerning independence, and we discussed with Grant Thornton their independence from the Company. When considering Grant Thornton’s independence, we considered whether their provision of services to us beyond those rendered in connection with their audit and review of the Company’s consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to Grant Thornton for audit and non-audit services.

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended March 31, 2021 be included in the Company’s annual report on Form 10-K for filing with the Securities and Exchange Commission.
July 29, 2021	Members of the Audit Committee

Robert Deutschman (Chairman)
Roy H. Chestnutt
Holly Hess Groos

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our officers, directors, and persons owning more than ten percent of a registered class of our equity securities (“ten percent stockholders”) to file reports of ownership and changes of ownership with the SEC. To the best of our knowledge, based solely on review of the copies of such reports and amendments thereto furnished to us, we believe that during the fiscal year ended March 31, 2021, all of our officers, directors, and ten percent stockholders timely complied with all applicable filing requirements, except as follows: Mr. Stone and Mr. Garrison did not timely file Forms 4 to report monthly vesting of restricted stock units for April and May during fiscal year 2021 (i.e., two Forms 4 each) and Mr. Gyani did not timely file one Form 4.
OTHER MATTERS
Our Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matter properly comes before the meeting, our proxy holders are authorized to vote on that matter in accordance with their best judgment.
2023 STOCKHOLDER PROPOSALS
If a stockholder desires to submit a stockholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the proxy statement for the Fiscal Year 2023 annual meeting of stockholders, such proposal and supporting statements, if any, must be received by us at our principal executive office no later than April 6, 2022. Any such proposal must comply with the requirements of Rule 14a-8.
In addition, our bylaws provide that only such business which is properly brought before a stockholder meeting will be conducted. For business, other than nomination of directors, to be properly brought before a meeting, notice must be received by the Corporate Secretary of the Company at the address below not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. The Corporate Secretary of the Company, therefore, must receive notice of any business to be considered at our 2023 annual meeting of stockholders, no earlier than May 17, 2022 and no later than June 16, 2022. Additionally, for nominations of persons for election to the Board of Directors to be properly made at a meeting by a stockholder, notice must be received by the Corporate Secretary of the Company at the address below, not less than 90 nor more than 120 calendar days prior to the anniversary date of the preceding year’s annual meeting. The Corporate Secretary of the Company, therefore, must receive notice of stockholder nomination for director candidates no earlier than May 17, 2022 and no later than June 16, 2022.
However, in the case of stockholder proposals and stockholder nominations, if the date of an annual meeting is advanced more than 50 calendar days prior to such anniversary date, then the notice must be received no later than the close of business on the 10th calendar day following the day on which such notice of the date of the meeting was first mailed or public disclosure of the date of the meeting was first made, whichever first occurs. All notices to us must also provide certain information set forth in the Company’s bylaws. A copy of the Company’s bylaws may be obtained upon written request to the Corporate Secretary of the Company.
Stockholder proposals and nominations should be submitted to the Corporate Secretary of the Company at Digital Turbine, Inc., 100 San Antonio Street, Suite 160, Austin, Texas 78701.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ William G. Stone III William G. Stone III
Chief Executive Officer
Dated: July 29, 2021
Austin, Texas

ANNUAL MEETING OF STOCKHOLDERS OF DIGITAL TURBINE, INC. SEPTEMBER 14, 2021 At the Headquarters of the Company 110 San Antonio Street, Suite 160 Austin, Texas 78701 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K, and Proxy Card are available at http://www.astproxyportal.com/ast/18238 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 20730300000000001000 8 091421 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. TO ELECT SEVEN (7) DIRECTORS: 2. TO APPROVE, IN A NON-BINDING ADVISORY VOTE, THE FOR AGAINST ABSTAIN NOMINEES: COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, COMMONLY REFERRED TO AS “SAY-ON-PAY.” FOR ALL NOMINEES O Robert Deutschman FOR AGAINST ABSTAIN O Roy H. Chestnutt 3. TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS THE WITHHOLD AUTHORITY O Holly Hess Groos FOR ALL NOMINEES O Mohan Gyani COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING O Jeffrey Karish FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2022. FOR ALL EXCEPT O Michelle M. Sterling (See instructions below) O William G. Stone III TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

1 ANNUAL MEETING OF STOCKHOLDERS OF DIGITAL TURBINE, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DIGITAL TURBINE, INC. ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 14, 2021 The undersigned stockholder(s) of DIGITAL TURBINE, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated July 29, 2021, and hereby appoints each of William G. Stone III and Barrett Garrison, or either of them, as proxy and attorney- in-fact with full power of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on Tuesday, September 14, 2021 at 10:00 a.m., local time, at the Company's headquarters located at 110 San Antonio Street, Suite 160, Austin, TX 78701, and at any adjournment or adjournments thereof, and to vote all shares of capital stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE ELECTION OF THE SEVEN (7) DIRECTOR NOMINEES; (2) FOR APPROVAL OF THE ADVISORY SAY-ON-PAY PROPOSAL; AND (3) FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF DIGITAL TURBINE, INC. FOR FISCAL YEAR ENDING MARCH 31, 2022. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTERS THAT MAY BE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING. COMMENTS: 1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF DIGITAL TURBINE, INC. September 14, 2021 At the Headquarters of the Company 110 San Antonio Street, Suite 160 Austin, Texas 78701 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com ” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. COMPANY NUMBER Vote online/phone until 11:59 PM EDT the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. ACCOUNT NUMBER IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Annual Report on Form 10-K, and Proxy Card are available at http://www.astproxyportal.com/ast/18238 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20730300000000001000 8 091421 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. TO ELECT SEVEN (7) DIRECTORS: 2. TO APPROVE, IN A NON-BINDING ADVISORY VOTE, THE FOR AGAINST ABSTAIN NOMINEES: COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, COMMONLY REFERRED TO AS “SAY-ON-PAY.” FOR ALL NOMINEES O Robert Deutschman FOR AGAINST ABSTAIN O Roy H. Chestnutt 3. TO RATIFY THE SELECTION OF GRANT THORNTON LLP AS THE WITHHOLD AUTHORITY O Holly Hess Groos FOR ALL NOMINEES O Mohan Gyani COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING O Jeffrey Karish FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2022. FOR ALL EXCEPT O Michelle M. Sterling (See instructions below) O William G. Stone III TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD. AS TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING
OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.